Exhibit 10.8
Acquisition of Dionisio Farms and Produce, LLC

MASTER AGREEMENT

THIS MASTER AGREEMENT (hereinafter the “Agreement”), dated the 12th  day of April, 2012 (the "Effective Date"), is executed by and among R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and Two Rivers Farms, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TRF”), a wholly- owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.

Seller and Buyer are individually referred to hereinafter as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, R&S is the owner of five (5) parcels of farmland with attached improvements in Pueblo County, Colorado (hereinafter “Land”) currently subject to First National Bank of Pueblo’s (“Bank”) senior Deeds of Trust (“Senior Deeds of Trust”) on the Land which shall be released in full upon closing of the Transaction contemplated herein;

WHEREAS, R&S is the owner of four (4) additional parcels of property (“Leased Premises”) more specifically described below which shall be leased by Buyer from Seller pursuant to the terms and conditions contained herein;

WHEREAS, R&S is also the owner of water rights associated with said Land and Leased Premises, such water rights represented as share certificates in the Bessemer Ditch Company (hereinafter “Water Rights”);

WHEREAS, R&S owns a warehouse, loading dock, covered dock, refrigerated area and office space situated on the Leased Premises (hereinafter collectively “Warehouse”);

WHEREAS, R&S owns one (1) home situated on the Land (hereinafter “Home”), which is occupied by tenants subject to a lease (“Lease”);

WHEREAS, Dionisio is the sole manager and member of DPF and R&S;

WHEREAS, Buyer desires to purchase the name “Dionisio Produce & Farms”, the Land, Water Rights, Farming Equipment and Produce Contracts as those terms are defined herein, and further desires to lease the farmable acreage of the Leased Premises from Seller upon the terms and conditions set forth in this Agreement (the totality of which is referred to herein as the “Transaction”);

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

 WHEREAS, upon Closing of the Transaction, TRF shall engage Dionisio as an employee to perform services in connection with the farming operations on the Land and Leased Premises; and

WHEREAS, the Parties hereto agree that Buyer shall be entitled to a one hundred ten (110) day due diligence period as set forth below.

Agreement

In consideration of the foregoing Recitals which are incorporated herein by this reference, the covenants contained herein and the consideration outlined below, the Parties agree as follows:

I. Due Diligence Period.

A.
From and after the Effective Date, Buyer shall be afforded one hundred ten (110) days to determine whether Buyer shall proceed to close the Transaction on or prior to July 31, 2012.  Not later than July 20, 2012, Buyer shall give Seller written notice of whether Buyer intends to close the Transaction.  During this due diligence/inspection period the Buyer and/or Buyer’s agent(s) shall be entitled to inspect and be satisfied with all aspects of DPF, R&S, the Land, the Leased Premises, the Water Rights, the Produce Contracts, the Warehouse and the Home.  During the due diligence/inspection period, Seller shall cooperate in a commercially reasonable manner with Buyer’s inspection.

B.
Phase I Environmental Study.  Buyer may, at Buyer’s expense, perform a Phase I Environmental Study as part of Buyer’s due diligence.  Buyer may terminate this Agreement based upon the results of the study, the right to terminate being in the sole and subjective discretion of the Buyer.  If Buyer elects to terminate this Agreement due to the results of the Phase I Environmental study, Buyer shall provide written notice of the termination to Seller no later than two (2) weeks after Buyer’s receipt of the study.  In the event Buyer terminates this Agreement, the termination shall be effective as of the date written notice is mailed to Seller, not upon the date of receipt of such written notice.

C.
Buyer shall be under no obligation to complete the Transaction after or during the due diligence period.  If at any point during the due diligence period, Buyer determines, in Buyer’s sole discretion, that the Transaction is not in Buyer’s best interests for whatever reason, Buyer may terminate this Agreement upon written notice to Seller.  In the event Buyer terminates this Agreement, the termination shall be effective as of the date written notice is mailed to Seller, not upon the date of receipt of such written notice.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

D.	Closing. If Buyer elects to proceed with the Transaction, the Parties shall mutually agree upon a time and place for closing (“Closing”).

E.
Expense List.  Upon the Effective Date, Seller shall provide to Buyer a specific accounting of the expenses Seller has incurred in support of the 2012 crop season from inception of the season to the Effective Date (“Expense List”).  Such expenses represent all farm input expenses including, without limitation, fertilizer and seed costs, labor costs (specifically excluding Dionisio’s salary), feed and fuel costs and the like (hereinafter collectively “Expenses”).   Upon Closing, if any, Buyer shall reimburse Seller for the aggregate amount of Expenses contained on the Expense List.  If Buyer timely terminates this Agreement, Buyer shall have no obligation to reimburse Seller for the Expense List.

F.
Invoices. Following the Effective Date, Seller shall submit to Buyer, Seller’s business invoices, as such invoices come due for payment (“Invoices”).  Said Invoices represent Seller’s farm input Expenses incurred after the Effective Date.  Buyer shall timely pay said Invoices directly to the supplier and/or creditor.  Buyer agrees to pay a maximum of $400,000.00 in Invoices as part of this Transaction.  Buyer’s payment of the Invoices shall be in Buyer’s sole and subjective discretion.

G.
Deed of Trust and Security Agreement.  Seller hereby grants to Buyer, a senior security interest in and to Seller’s 2012 crop revenue (gross revenue from crops currently being planted) on the Land and the Leased Premises (“Crops”) as security for repayment of Buyer’s “Secured Payments” in the event Buyer timely terminates this Agreement.  Secured Payments are defined as follows:  The aggregate sum of Invoices paid on Seller’s behalf, not to exceed $400,000.00, plus the sum of all amounts paid to Dionisio representing his salary in addition to employment costs as set forth below in Section V. A., at the time of termination of this Agreement.  Amounts incurred by Seller as a result of Dionisio’s employment with TRF shall also be included in the Secured Payments calculations.  The Secured Payments shall accrue interest at the rate of 6% per annum.  More specifically, if Buyer timely terminates this Agreement on or before the expiration of the due diligence period, Buyer shall be entitled to reimbursement of Buyer’s Secured Payments plus interest at the rate of six percent (6%) per annum upon the sale of the Crops.   Attached hereto and incorporated by reference herein as Exhibit A is the Deed of Trust granted by Seller in favor of Buyer which encumbers the Land and the Leased Premises (“Junior Deed of Trust”).  The Junior Deed of Trust also constitutes Buyer’s security agreement in Seller’s Crops.  If Closing occurs, the Crops shall become the unencumbered property of Buyer and Seller shall not be obligated to reimburse Buyer for the Secured Payments.  In the event Buyer terminates this Agreement on or before expiration of the due diligence period, Buyer’s right to Seller’s Crop revenue, shall be exercised.  If the proceeds from Seller’s Crop revenue are insufficient to satisfy the amounts due and owing to Buyer, Buyer may exercise any and all remedies at law or in equity available to Buyer by virtue of the Junior Deed of Trust, including without limitation, a public trustee foreclosure.  If Buyer and Seller proceed with Closing the Transaction, the Junior Deed of Trust shall be released by Buyer.  The Junior Deed of Trust shall be recorded in the records of the Pueblo County Clerk and Recorder.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

H.
Lien Subordination Agreement.  The Bank, by execution of the Lien Subordination Agreement attached hereto and incorporated by reference herein as Exhibit B, hereby agrees to subordinate the Bank’s lien on Seller’s Crops as of the Effective Date to that of Buyer.  Therefore, the Bank’s security interest in the Crops shall be junior to Buyer’s security interest.  The Lien Subordination Agreement shall be recorded in the records of the Pueblo County Clerk and Recorder’s office.  In the Lien Subordination Agreement the Bank shall warrant that the execution and recordation of the Junior Deed of Trust and Lien Subordination Agreement shall not constitute a default and/or violation of the Bank’s Senior Deeds of Trust despite the express language to the contrary in the Bank’s Senior Deeds of Trust.

I.	Seller shall execute the necessary documents to perfect Buyer’s security interest in Seller’s Crop revenue, including without limitation, a UCC financing statement.

J.
Buyer may inspect the share certificates representing ownership of the Water Rights during the due diligence period.  If Buyer finds any condition of said shares to be unsatisfactory, Buyer may terminate this Agreement and the termination shall be effective as of the date written notice is mailed to Seller, not upon the date of receipt of such written notice.

K.
Contingency.  Seller understands and acknowledges that this Agreement is expressly contingent upon Buyer’s ability to obtain favorable financing from the Bank in order for Buyer to proceed with the Transaction.   The decision of whether the terms of such financing are favorable is in the sole and subjective discretion of Buyer.   If Buyer cannot obtain favorable financing, Buyer shall notify Seller of Buyer’s intent to terminate this Agreement and the termination shall be effective as of the date written notice is mailed to Seller, not upon the date of receipt of such written notice.

II.           Purchase of Real Property and Personal Property.

A.	Real Property.

1.
Buyer shall purchase the Land from Seller by execution of the contracts for the purchase of real estate attached hereto and incorporated by reference herein as Exhibits C1 and C2.  Each and every term and provision contained in the attached real estate contracts is incorporated into this Agreement as though fully set forth herein.  If there is conflicting language between Exhibits C1 and C2 and this Agreement, the terms of this Agreement shall prevail.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

2.
The Land consists of 146.4 farmable acres and is made up of the following five (5) parcel numbers: 1310000012, 1310000013, 1310000005, 1302000038, 1302000037.  The Land is more specifically described on the corresponding Exhibits C1 and C2.  Buyer’s purchase of the Land includes, without limitation all the improvements, structures, irrigation systems, and wells located and/or affixed to the Land.

3.
R&S warrants that it has marketable title to the Land and the Land is free of all liens and encumbrances, except the Bank’s two (2) Senior Deeds of Trust.  Seller shall provide, at Seller’s expense, a title commitment insuring Buyer’s interest in title to said Land pursuant to the terms and conditions of the attached Exhibits C1 and C2.  Seller warrants that the Bank’s Senior Deeds of Trust shall be paid in full at closing and released. Seller further warrants that any and all encumbrances against the Land and the Leased Premises shall be paid in full with the proceeds from the purchase price from this Transaction.

4.	Leased Premises. TRF shall also lease the Leased Premises (4 parcels) from R&S upon the following terms and conditions:

a.
Farmable Acreage.  The Leased Premises consists of the farmable acreage on the following parcels: Parcel # 1303000019, Parcel # 1303000012, Parcel #131000023, and Parcel #1310000031 with the applicable water rights associated with said parcels.  Buyer shall lease the Leased Premises (82.3 farmable acres) for $150 per irrigated acre per year, payable in monthly installments. Buyer shall also be responsible for the applicable well fees and ditch assessments on the Leased Premises.  The initial lease term shall be fifteen (15) years.  Buyer’s payments made in connection with the Leased Premises shall be in addition to the Purchase Price below. Buyer’s lease of the farmable acreage is represented in the attached Exhibit D1, which is incorporated by reference herein.

b.
Warehouse. Buyer shall also lease from Seller, the Warehouse situated on Parcel # 1303000019 upon the terms and conditions set forth in the attached Commercial Lease which is incorporated by reference herein as Exhibit D2.  If Seller has any tenants occupying residences on the Leased Premises, Seller agrees that Buyer shall not be liable to said Tenants for any claims, actions, inactions, negligence, or willful misconduct of Seller and Seller shall retain all liability to the Tenants for claims, actions, inactions, negligence or willful misconduct.

c.
Right of First Refusal.  If Seller intends to sell any part of the Leased Premises and/or the water rights accompanying the parcels comprising the Leased Premises, and/or the Warehouse (collectively herein the “Property Offered for Sale”) to a bona fide, independent third party, Seller shall notify Buyer in writing of Seller’s intent to sell the Property Offered for Sale and the price and other terms upon which the third party has agreed to purchase the Property Offered for Sale ("Seller’s Notice"), and Seller agrees to provide Buyer with the first right of refusal to purchase the Property Offered for Sale from Seller at the price and upon the terms set forth in Seller’s Notice.  Buyer shall have sixty (60) days from the date of Seller’s Notice within which to make a binding election to purchase the Property Offered for Sale at the price and upon the terms specified in Seller's Notice.  If Buyer commits to purchase the Property Offered for Sale, Buyer will be required to close on the purchase within ninety (90) days of Buyer’s acceptance of Seller’s Notice or on the date specified in Seller’s Notice, whichever is later.  If Buyer fails, within the time period set forth above, to notify Seller of Buyer's binding agreement to purchase Property Offered for Sale at the price and upon the terms set forth in Seller’s Notice, then Seller shall be free to sell the Property Offered for Sale to that third party.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

B.
Personal Property.  Attached as Exhibit E is a list of farming equipment “Farming Equipment”) Buyer shall purchase from Seller at Closing.  Seller shall execute the necessary documentation to transfer all of Seller’s right, title and interest in and to the equipment to Buyer effective as of the Closing date.  If the Farming Equipment is financed by Seller, Buyer shall assume the subject loan upon the particular lender’s approval.

C.
Name.  Buyer shall purchase the tradename “Dionisio Produce & Farms” as part of the Transaction.  Seller shall execute the documentation necessary to transfer all of Seller’s right, title and interest in and to “Dionisio Produce & Farms” to Buyer with the Colorado Secretary of State and any Federal Registry.  Seller may not utilize the tradename “Dionisio Produce & Farms” and shall inform Buyer of any unauthorized use of the name known to Seller.

III.           Purchase of Water Rights.  R&S shall sell to Buyer all of R&S’s right, title and interest in and to the Water Rights associated with the Land which are represented by share certificates in the Bessemer Ditch Company (hereinafter “Bessemer”).  More specifically, ownership of the above-referenced Land purchased by Buyer comes with ownership of 147 shares in the Bessemer which shall be transferred to Buyer at Closing, in the form and manner customary for the transfer of Bessemer shares.  Seller agrees to cooperate and execute all necessary documentation for the transfer of said shares upon Closing or within three (3) days following Closing.   Seller represents and warrants that the 147 Bessemer share certificates are unencumbered except by the Bank’s current Senior Deeds of Trust which shall be released upon Closing.

IV.           Purchase of Produce Contracts.  Buyer shall also purchase from Seller, all of Buyer’s right, title and interest in and to all of DPF’s and/or R&S’s contracts for the sale of Seller’s Crops (“Produce Contracts”).  As part of Buyer’s due diligence, Seller shall provide Buyer with all agreements and contracts, whether written or oral, Buyer has with any purchaser, past or present, of Seller’s Crops, including without limitation Cargill Farms and Taylor Farms.  Seller shall cooperate in good faith with Buyer’s assumption and purchase of the Produce Contracts.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

V.           Employment Agreement.

A.
Terms.  At Closing, Dionisio shall execute an Employment Agreement with TRF whereby TRF shall engage Dionisio as an employee to provide farming services, input, advice and counsel on the various endeavors of TRF in its farming operations on the Land and Leased Premises for a period of two (2) years commencing May 1, 2012 and terminating on May 1, 2014.  Either party may exercise the option to extend the duration of Dionisio’s employment for an additional three (3) years upon written notice no later than February 1, 2014.  TRF shall pay Dionisio $12,500 per month in compensation with an additional $400 per month toward Dionisio’s health insurance expenses.  Furthermore, Buyer anticipates awarding Dionisio with Restricted Stock Units (“RSUs”) in TRWC over the course of his employment based upon performance.

B.
Covenant Not-to-Compete. Dionisio specifically acknowledges that the Employment Agreement includes a covenant not-to-compete in favor of TRF and TRWC.  Dionisio warrants and acknowledges that the terms of the covenant are reasonable in duration and scope and are a material inducement to Buyer’s agreement to purchase the Land and Water Rights.

VI.           Purchase Price.   In addition to amounts paid by Buyer representing reimbursement for Seller’s 2012 Crop Expenses incurred prior to the Effective Date as set forth above, Buyer shall pay to Seller, the purchase price of Three Million Dollars ($3,000,000.00) allocated as follows:

A.	The Farming Equipment, Produce Contracts and DPF’s name shall be purchased for $1,500,000.00; and

B.	Buyer shall purchase the Land and the improvements, structures, irrigation systems, and wells located and/or affixed to the Land and the share certificates in the Bessemer for $1,500,000.00.

C.
Upon Closing, if any, Buyer shall also reimburse Seller for the Expenses set forth on the Expense List above and upon verification of the authenticity of same and the Crops shall become the sole and absolute property of Buyer.

D.
Seller shall pay in full all outstanding loans owed to the Bank so that the Bank shall be obligated to release the Senior Deeds of Trust and any and all encumbrances recorded against the Land and the Leased Premises.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

E.	Seller shall also pay in full the loans and or any amounts due and owing to Dionisio’s father and uncle pursuant to oral or written agreements preexisting this Agreement.

VII.           Indemnification.

A.	Indemnification by Seller. Seller agrees to indemnify and hold harmless Buyer and Buyer's heirs, successors and assigns from and against:

1.
all losses, damages, liabilities, deficiencies or obligations incurred by Buyer or any such other indemnified person resulting from or arising out of (i) any breach of any representation or warranty made by Seller in this Agreement, (ii) any breach of any covenant, agreement or obligation of Seller contained in this Agreement, or (iii) any act or omission of Buyer with respect to the transactions contemplated herein and in the attached Exhibits, which acts, omissions, events or circumstances occur at or after Closing, without regard to whether a claim with respect to such matter is asserted before or after Closing; and all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal, accounting, experts' and other fees, costs and expenses) incident or relating to or resulting from any of the foregoing.

B.	Indemnification by Buyer. Buyer agrees to indemnify and hold harmless Seller and Seller’s heirs, successors and assigns from and against:

1.
all losses, damages, liabilities, deficiencies or obligations incurred by Seller or by any such other indemnified person resulting from or arising out of (i) any breach of any representation or warranty made by Buyer in this Agreement, (ii) any breach of any covenant, agreement or obligation of Buyer contained in this Agreement, or (iii) any act or omission of Buyer with respect to the transactions contemplated herein and in the attached Exhibits, which acts, omissions, events or circumstances occur at or after Closing, without regard to whether a claim with respect to such matter is asserted before or after Closing; and all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal, accounting, experts' and other fees, costs and expenses) incident or relating to or resulting from any of the foregoing.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

VIII.           Miscellaneous.

A.	Assignment of Agreement. This Agreement shall be assignable by Buyer without Seller’s prior written consent. This Agreement is not assignable by Seller without Buyer’s prior written consent.

B.
Broker.  Seller and Buyer each represent and warrant to each other that no broker has been retained or dealt with by either of them in connection with the transaction contemplated by this Agreement, including Garald L. Barber who is acting as a principal of Buyer, and each agrees to hold the other harmless from, and indemnify the other against, any claim or demand for commission by any broker based on their respective acts.  Barber hereby discloses that he is a license real estate broker in the State of Colorado.

C.
Notices and Other Deliveries. Any notice or other documents or materials required or permitted to be delivered in connection with this Agreement shall be deemed properly delivered upon receipt by the Party to whom the same are to be delivered, as follows:

If to Seller, to:	Dionisio Produce & Farms LLC, R & S
Dionisio Real Estate and Equipment, LLC and Russell L. Dionisio
38810 Hwy 50 East
Vineland, CO 81006

                 If to Buyer, to                                                      Two Rivers Water Company
                                                           Attn:  John R. McKowen
                                                           2000 S. Colorado Boulevard Annex Ste 420
                                                           Denver, Colorado  80222

                 with a copy to:                                                      Lyndsay S. Ressler
Howard & Jensen LLC
30 E. Kiowa St., Suite 104
Colorado Springs, CO 80903
Email: lressler@howardandjensen.com

And if to the Bank:                                           First National Bank of Pueblo
John Thompson, Executive Vice-President
1419 Hwy 50 West
Pueblo, CO  81008

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

Either Party may, by notice properly delivered, change the person or address to which future notices and deliveries to that Party shall be made.

D.
Seller acknowledges that Buyer is entering into the Transaction with the objective of owning the Land with all appurtenances thereto, the Water Rights and the Equipment.  Buyer may terminate the Transaction if Seller is unable to transfer all of Seller’s right, title and interest in and to each element of the Transaction free and clear of any encumbrances.

E.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

F.	Headings. The article and section headings in this Agreement are for convenience only, and shall not be used in its interpretation or considered part of this Agreement.

G.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

H.
Term of Agreement.  This Agreement shall commence on the date of its execution and this Agreement and all covenants contained herein continue in full force and effect until such time as all obligations of the Parties to each other hereunder have been fulfilled.

I.
Effect of Agreement.  All negotiations relative to the matters contemplated by this Agreement are merged herein and there are no other understandings or agreements relating to the matters and things herein set forth other than those incorporated in this Agreement.  This instrument and the attached Exhibits, as may be amended, set forth the entire agreement between the Parties.  No provision of this Agreement shall be altered, amended, revoked or waived except by an instrument in writing signed by the Party to be charged with such amendment, revocation or waiver.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective personal representatives, heirs, successors and assigns.

J.
Survival of Representations and Warranties.  All covenants, agreements, representations and warranties made hereunder or pursuant hereto or in consideration of the transactions contemplated hereby shall survive Closing of the Transaction.

K.
Severability.  If any clause or provision of this Agreement is illegal, invalid or unenforceable under applicable present or future laws, then it is the intention of the Parties that the remainder of this Agreement shall not be affected, and that in lieu of any such clause or provision there be added as a part hereof a substitute clause or provision as similar in terms and effect to such illegal, invalid or unenforceable clause or provision as may be possible.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

L.	Timing. Time is of the essence of this Agreement.

M.
Future Assurances.  From and after Closing, the Parties agree to execute and deliver such other and further documents and agreements as may be requested by a Party to more fully implement and document the intent of the Parties as set forth in this Agreement.

N.
Costs.  In any action to enforce this Agreement, or to collect damages on account of any breach of warranty or indemnity provided for herein, the prevailing Party shall also be entitled to collect all its costs in such action, including costs of investigation, settlement, reasonable attorneys' fees and all additional costs of collecting any judgment rendered in such action.

O.
Counsel.  Both Parties have retained independent legal counsel to render advice as to the terms and conditions herein and the obligations of each Party.  This Agreement shall not be construed as being drafted by either of the Parties but rather it being a collective collaboration of the Parties’ intent.

This Agreement is executed as of the date first written above.

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:

Russell L. Dionisio

                                                                ____________________________________
                                                                Print:

                                                                BUYER:

Two Rivers Farms, LLC, a Colorado limited liability company

___________________________________
By:  Wayne Harding
Its:  Manager

                                                                TRWC, INC., a Colorado corporation d/b/a
                                                                Two Rivers Water Company

                                                                __________________________________
                                                                By:  Wayne Harding
Its:  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

           FIRST AMENDMENT TO
MASTER AGREEMENT

This is a First Amendment (the “First Amendment”) to that certain Master Agreement (the “Agreement”), dated the 12th day of April, 2012 (the "Effective Date"), and executed by and among R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and Two Rivers Farms, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TRF”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.

 Seller and Buyer are individually referred to hereinafter as a “Party” and collectively as the “Parties.”  Capitalized terms used herein if not separately defined in this First Amendment shall have the meanings set forth in the Agreement.  To the extent of any inconsistencies between the terms of this First Amendment and the Agreement, the terms of this First Amendment shall control.

Recitals

A.	On April 12th, 2012 the Parties entered into the Agreement with an anticipated Closing on or before July 31st, 2012;

B.	It is necessary for the Parties to separate the Transaction into two (2) phases;

C.
Subject to the terms and conditions set forth in the Agreement, Buyer’s purchase of the Land and the improvements, structures, irrigation systems, and wells located and/or affixed to the Land and the Water Rights shall occur on or before July 31st, 2012 (hereinafter “First Phase”);

D.
Subject to the terms and conditions set forth in the Agreement, Buyer’s purchase of Seller’s Farming Equipment, the Produce Contracts and DPF’s name shall be extended to October 31st, 2012 (hereinafter “Second Phase”);

E.
Buyer agrees to release Parcel # 1303000019, Parcel # 1303000012, Parcel #131000023, and Parcel #1310000031 (collectively “Released Parcels”) from the Junior Deed of Trust so that Buyer shall no longer hold a security interest in said Released Parcels;

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

F.	Seller is willing to close the Transaction in two stages pursuant to the terms and conditions of this First Amendment; and

G.
The Parties are entering into this First Amendment to specify the terms and conditions by which the Closing will be accomplished in two phases and to make certain other adjustments to the Agreement to accommodate the two-phase Closing.

Agreement

In consideration of the foregoing Recitals which are incorporated herein by this reference, the covenants contained herein and the earnest money discussed below in Section 7., the Parties agree as follows:

1.	The Due Diligence period set forth in Article I of the Agreement shall remain in effect with regard to Buyer’s purchase of the Land and Water Rights constituting the First Phase of the Transaction.

2.	Buyer’s rights to terminate the Agreement contained in the Agreement shall remain unchanged with the execution of this First Amendment.

3.	If the Agreement has not been terminated, the Parties shall endeavor to close on the First Phase on or before July 31st, 2012:

F.
The First Phase is Buyer’s purchase of the Land and the improvements, structures, irrigation systems, and wells located and/or affixed to the Land and the Water Rights for $1,500,000.00.  The remaining terms and conditions of Buyer’s purchase of the Land and the Water Rights as described in the Agreement shall remain unchanged.

G.
If Buyer proceeds with the First Phase, then Buyer’s lease of the Leased Premises shall also commence upon closing of the First Phase. The remaining terms and conditions of Buyer’s lease of the Leased Premises as described in the Agreement shall remain unchanged.

H.
If Buyer proceeds with the First Phase, then Buyer’s lease of the Warehouse as that term is defined in the Agreement shall commence upon closing of the First Phase. The remaining terms and conditions of Buyer’s lease of the Warehouse as described in the Agreement shall remain unchanged.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

4.
After Closing on the First Phase, if any, Buyer shall be afforded another period of due diligence consisting of 120 days from said closing on the First Phase to determine whether or not Buyer shall proceed to close the Second Phase of the Transaction:

A.
The Second Phase is Buyer’s purchase of the Farming Equipment, Produce Contracts and DPF’s name for $1,500,000.00. The remaining terms and conditions of Buyer’s purchase of said property as described in the Agreement shall remain unchanged.

5.
Article VI. subsection C. of the Agreement shall be amended to state as follows: “Upon closing of the First Phase, if any, Buyer shall also reimburse Seller for the Expenses set forth on the Expense List herein upon verification of the authenticity of same and the Crops shall become the sole and absolute property of Buyer.”

6.
Buyer shall be under no obligation to close on the First Phase or the Second Phase if Buyer cannot obtain commercially reasonable financing.  As such, the financing contingency provision set forth in Article I. subsection K. of the Agreement shall apply to both Phase One and Phase Two of the Transaction.

7.
Upon mutual execution of this First Amendment, Buyer shall pay to Seller an amount of $30,000 in the form of earnest money in consideration of the extension granted herein relating to the Second Phase.  If Buyer proceeds with the Second Phase, Buyer shall receive a credit in the amount of $30,000 representing the earnest money which shall be applied toward the purchase price at closing of the Second Phase. If Buyer does not proceed with the Second Phase, the $30,000 shall be non-refundable to Buyer.

8.
Buyer shall release the Released Parcels from the Junior Deed of Trust.  Buyer acknowledges the Released Parcels should not have been contained on the Junior Deed of Trust. Buyer’s security represented by the Junior Deed of Trust for repayment of amounts advanced by Buyer pursuant to the Agreement shall be only those parcels representing the Land which may be purchased by Buyer.

9.
Future Assurances.  From and after the First Closing, the Parties agree to execute and deliver such other and further documents and agreements as may be requested by a Party to more fully implement and document the intent of the Parties as set forth in this First Amendment.

10.
Survival.  Except as modified by this First Amendment, all of the terms and conditions of the Agreement remain in full force and effect as currently stated therein and shall survive the closings of the First and Second Phases, if any.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:

Russell L. Dionisio

____________________________________
Print:

BUYER:

Two Rivers Farms, LLC, a Colorado limited liability company

___________________________________
By:  Wayne Harding
Its:  Manager

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding
Its:  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

SECOND AMENDMENT TO
MASTER AGREEMENT

This is a Second Amendment (the “Second Amendment”) to that certain Master Agreement dated the 12th day of April, 2012 (the "Effective Date") and the First Amendment to Master Agreement (collectively the “Agreement”), both of which are executed by and among R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and Two Rivers Farms, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TRF”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.

 Seller and Buyer are individually referred to hereinafter as a “Party” and collectively as the “Parties.”  Capitalized terms used herein if not separately defined in this Second Amendment shall have the meanings set forth in the Agreement.  To the extent of any inconsistencies between the terms of this Second Amendment and the Agreement, the terms of this Second Amendment shall control.

Recital

Buyer anticipates obtaining financing for the First Phase of the transactions contemplated in the Agreement earlier than expected.  In order to procure favorable financing for the First Phase, the Lender requires that Buyer form a new limited liability company to take title to the Land, Water Rights, and other property set forth in the Agreement.

Agreement

In consideration of the foregoing Recital which is incorporated herein by this reference and the covenants contained herein, the Parties agree as follows:

1.	“TR Bessemer, LLC” shall replace “Two Rivers Farms, LLC” as the Buyer as that term is utilized throughout the Agreement.

2.	The parties shall endeavor to close on the First Phase, as that term is defined in the First Amendment, on or before June 30, 2012.

3.
Section III of the Master Agreement entitled “Purchase of Water Rights” shall be amended as follows: Purchase of Water Rights.  R&S shall sell to Buyer all of R&S’s right, title and interest in and to the Water Rights associated with the Land which are represented by share certificates in the Bessemer Ditch Company (hereinafter “Bessemer”).  More specifically, ownership of the above-referenced Land purchased by Buyer comes with ownership of 146.4 shares in the Bessemer which shall be transferred to Buyer at Closing, in the form and manner customary for the transfer of Bessemer shares.  Seller agrees to cooperate and execute all necessary documentation for the transfer of said shares upon Closing or within three (3) days following Closing.   Seller represents and warrants that the 146.4 Bessemer share certificates are unencumbered except by the Bank’s current Senior Deeds of Trust which shall be released upon Closing.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

4.
That portion of Sections 7.1 of Exhibit C1 and Exhibit C2 to the Master Agreement dealing with the title commitment insuring over the standard exceptions shall be amended to reflect the following: “The title insurance commitment shall not commit to delete or insure over the standard exceptions which relate to: parties in possession, (2) unrecorded easements, (3) survey matters, (4) unrecorded mechanics’ liens, (5) gap period (effective date of commitment to date deed is recorded), and (6) unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing.”  All other portions of Section 7.1 of Exhibit C1 and Exhibit C2 to the Master Agreement shall remain unchanged.

5.
The First Phase of the Transaction shall also include Buyer’s assumption of the leases in effect at the time of execution of this Second Amendment wherein Seller leases farmland from third party lessors (the “Third Party Leases”).  At the time of execution of this Second Amendment Seller leases farmland from the following individuals and entities: Brian Mater, Dana Mauro, Dan Nue, Lucille Wilson, Disanti Land & Cattle, Anita Trujillo, Vineland Investment, and Chuck Dionisio.  Buyer shall assume the Third Party Leases and the Crops derived therefrom upon closing of the First Phase.

6.
Future Assurances.  From and after closing on the First Phase, the Parties agree to execute and deliver such other and further documents and agreements as may be requested by a Party to more fully implement and document the intent of the Parties as set forth in this Second Amendment.

7.
Survival.  Except as modified by this Second Amendment, all of the terms and conditions of the Agreement remain in full force and effect as currently stated therein and shall survive the closings of the First and Second Phases, if any.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:                                                      Date
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:                                                      Date
Title:

Russell L. Dionisio

____________________________________
Print:                                                      Date

BUYER:

TR Bessemer, LLC

_____________________________________
By:                                                      Date
Title:

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding                                                                Date
Its:  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

EXHIBIT A
TO MASTER AGREEMENT
Recording Requested by:
Two Rivers Water Company
2000 S. Colorado Blvd, Annex Suite 420
Denver, CO 80222

And when recorded mail to:

Howard & Jensen LLC
Attention: Lyndsay S. Ressler
30 E. Kiowa St., Suite 104
Colorado Springs, CO 80903
FOR RECORDER’S USE ONLY

DEED OF TRUST AND SECURITY AGREEMENT

THIS DEED OF TRUST AND SECURITY AGREEMENT (hereinafter referred to as “Deed of Trust”) is made this 12th day of April, 2012, by R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company whose principal office address is 38810 HWY 50 EAST, VINELAND, CO 81006 (hereinafter referred to as “Grantor”), to THE PUBLIC TRUSTEE OF PUEBLO COUNTY (hereinafter referred to as “Trustee”) for the benefit of Two Rivers Farms, LLC a Colorado limited liability company, whose address is 2000 S. Colorado Blvd., Annex Suite 420, Denver, CO 80222 (hereinafter referred to as “Beneficiary” and/or “Lender”).  Lender and Grantor are executing this Deed of Trust in conjunction with a Master Agreement of even date herewith (“Master Agreement”).  The capitalized terms used herein shall have the same meaning ascribed to them in the Master Agreement.

Article 1

1.1           Conveyance and Grant.  For valuable consideration, Grantor hereby irrevocably grants, transfers and assigns to Trustee for the benefit of the Lender as Beneficiary, all of Grantor’s right, title and interest in and to the following described real property, together with all crops of every kind currently planted or to be planted, existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including, without limitation all minerals, oil, gas, geothermal and similar matters, (hereinafter referred to as the “Property”) located in Pueblo County, State of Colorado:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

See Attached Exhibit A.

The Property is more commonly known as: 38881 E US HWY 50, 38546 E US HWY 50, 1339  40TH LN, 1207 39TH LN,  and 1250 39TH LN, PUEBLO, Colorado 81006.

1.2           Evidence of Debt.  The Evidence of Debt is represented by that Master Agreement wherein Grantor will receive sums not to exceed $450,000.00 (“Secured Payments”) in the form and manner as set forth in the Master Agreement. The Secured Payments, as those are defined in the Master Agreement constitute the evidence of debt and which may be referred to herein as the “Note” and/or the “Secured Payments”.  The terms of the Master Agreement provide, among other things, that in the event Beneficiary terminates the Transaction as provided for in the Master Agreement, Beneficiary is entitled to reimbursement of the Secured Payments amount plus interest at the rate of 6% per annum.  Said Master Agreement also provides that Grantor shall grant a security interest in and to all crops of every kind currently planted or to be planted on the Property (“Crops”) and in addition to granting Lender a lien on the Property herein, this Deed of Trust also attaches Lender’s senior security interest in the Crops.

1.3           Additional Financing.  Borrower agrees that there shall be no additional financing on the subject Property and Borrower is prohibited from using the Property as collateral beyond what is contemplated in this Deed of Trust for additional funding.

1.4           This Deed of Trust is given (A) to secure re-payment of the Secured Payments and (B) performance of any and all obligations under the Master Agreement.

Article 2

2.1           Grantor’s Representations and Warranties.  Grantor hereby unconditionally warrants and represents to Beneficiary as follows (which warranties and representations have been and will be relied upon by the Beneficiary in advancing the Secured Payments on Grantor’s behalf):

(a) Organization and Power. Grantor is a limited liability limited partnership, duly organized, validly existing and in good standing under the laws of the State of Colorado, and has complied with all conditions prerequisite to its doing business in the State of Colorado and Grantor has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

(b) Validity of Loan Documents.  The execution, delivery and performance by Grantor of the conditions set forth in the Master Agreement and this Deed of Trust are within Grantor's powers and have been duly authorized by Grantor's managers and/or members and other necessary parties, and all other requisite action for such authorization has been taken; have received all (if any) requisite prior Governmental Authority and approval in order to be legally binding and enforceable in accordance with the terms thereof.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(c) Information.  To the best of Grantor's knowledge, all information, reports, papers and data given to Beneficiary with respect to Grantor or others obligated under the terms of the Master Agreement are accurate, complete and correct in all material respects and do not omit any fact, the inclusion of which is necessary to prevent the facts contained therein from being misleading.

(d) Title to Property and Priority of this Instrument. This Deed of Trust constitutes a valid and subsisting security interest in and to the Land and Crops in accordance with the terms hereof.

(e) Litigation.  There are no actions, suits or proceedings pending, or, to the knowledge of Grantor threatened against or affecting the Grantor or the Property or the Crops, or involving the validity or enforceability of this Deed of Trust or the priority of the liens and security interests created by the Master Agreement and this Deed of Trust.

(f) In the event of any dispute among the Members of Grantor, the Grantor shall defend, indemnify and save Beneficiary and any corporation controlling, controlled by, or under common control with, Beneficiary, and any officer, attorney, director, member, agent or employee of Beneficiary or any such corporation, and each of them, harmless from any and all damages, expenses and liabilities of any type whatsoever, including, but not limited to, reasonable attorneys' fees, and including, but not limited to, any liability arising out of demands by any of the members, including any members of the Grantor for undisbursed proceeds of any borrowing authorized by the Master Agreement or this Deed of Trust suffered or incurred as a result of or in connection with any such dispute.  This indemnity provision shall survive the repayment of the Secured Payments shall be binding upon the separate and respective successors and assigns of the Grantor, if any, and shall inure to the benefit of the successors and assigns of Beneficiary and to their officers, directors, shareholders, members, attorneys, agents and employees.

(g) Miscellaneous Warranties and Representations. Grantor warrants and represents this Deed of Trust is executed at Borrower’s request and not at the request of Lender; that Grantor has the full power, right, and authority to enter into this Deed of Trust and to hypothecate the Property and the Crops; the provisions of this Deed of Trust do not conflict with, or result in a default under any agreement or other instrument binding upon Grantor and do not result in a violation of any law, regulation, court decree or order applicable to Grantor; Grantor shall observe, perform and discharge, duly and punctually, all and singular, its obligations set forth herein; and Grantor shall give prompt notice to Beneficiary of any failure on the part of Grantor to observe, perform and discharge the same or of any claim made or threatened for any such failure by Grantor.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

2.2 Grantor’s Waivers.   Grantor waives all rights and defenses arising by reason of any “one-action” or “anti-deficiency” law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender’s commencement or completion of a foreclosure action, either judicially or by exercise of a power of sale.

2.3 Payment and Performance. Pursuant to the terms of the Master Agreement, Grantor shall reimburse to Lender the Secured Payments secured by this Deed of Trust in the manner set forth in the Master Agreement, and Borrower and Grantor shall strictly perform all their respective obligations under the Master Agreement and this Deed of Trust.

(a)      In the event Russell L. Dionisio, who is the sole member of the Grantor, dies or becomes incapacitated, Grantor warrants that there will be no lapse or other delay in payment of the amounts due pursuant to the Master Agreement. “Incapacitation” and/or “Incapacitated” shall mean a determination, in writing of the incapacitation of Russell L. Dionisio, by two treating physicians and/or the initiation of conservatorship or guardianship proceedings in probate court for the benefit of Russell L. Dionisio and/or upon an attorney-in-fact appointed by virtue of a generable durable power of attorney for Russell L. Dionisio.

2.4 Possession and Maintenance of the Property.  Borrower and Grantor agree that Borrower’s and Grantor’s possession and use of the Property shall be governed by the following provisions:

(a) Possession and Use.  During the due diligence period as set forth in the Master Agreement, Grantor shall (1) remain in possession and control of the Property; and (2) use, operate or manage the Property.

(b) Duty to Maintain.  Grantor shall maintain the Property in tenantable condition and promptly perform all necessary farming operations, repairs, replacements, and maintenance necessary to preserve its value.  Furthermore, Grantor will use its best efforts to prevent any act or occurrence that might impair the value or usefulness of the Property and Crops.  In instances where repairs, replacements, renewals, additions, betterments, improvements or alterations are required in and to the Property in the course of routine maintenance and repair or on an emergency basis to prevent loss, damage, waste or destruction thereof, Grantor shall proceed to construct same, or cause same to be constructed.

(c) Compliance with Environmental Laws.  Grantor represents and warrants to Lender that: (1) During the period of Grantor’s ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substances by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws, (b) any use, manufacture, generation, storage, treatment, disposal, release or threatened

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

release of any Hazardous Substances on, under, about or from the Property by any prior owners or occupants of the Property; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, occupant, contractor, agent or other authorized user of the Property shall use, generate manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state and local laws, regulations and ordinances including without limitation all Environmental Laws.  Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor’s expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust.  Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of the Lender to Grantor or any other person.  The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Property for Hazardous Substances.  Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under such laws; and (2) agrees to indemnify, defend and hold harmless  Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor’s ownership or interest in the Property, whether or not the same was or should have been known to Grantor.  This section does not apply to cleaning supplies used in the ordinary course of business.

(d) Nuisance, Waste.  Grantor shall not cause, conduct, or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property.  Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any Crops, timber, minerals, (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender’s prior written consent.

(e) Removal of Improvements.  Grantor shall not demolish or remove any Improvements from the Property without Lender’s prior written consent.  As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

(f) Lender’s Right to Enter.  Lender and Lender’s agents and representatives may enter upon the Property at all reasonable times to attend to Lender’s interests pursuant to the due diligence period set forth in the Master Agreement.  Grantor will permit Beneficiary and its respective agents, representatives and employees to inspect the Property (other than areas leased to third parties unless an emergency exists requiring Lender or Lender’s agents to gain access to that portion) at all reasonable times.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(g) Compliance with Governmental Requirements.  Grantor shall promptly comply with all laws, ordinances and regulations, nor or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans with Disabilities Act.  Grantor may, in good faith contest any such law, ordinance or regulation and withhold compliance during any such proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender’s discretion, Lender’s interests in the Property are not jeopardized.  Lender may require Grantor to post adequate security or surety bond, reasonably satisfactory to Lender to protect Lender’s interest.

2.5 Taxes and Liens.  Grantor shall pay when due (an in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or materials furnished to the Property and Crops.

(a) No Further Encumbrances.  Except as otherwise provided herein, Grantor will not, without the prior written consent of Beneficiary, create or place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any Deed of Trust, mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the Lender with respect to the Property or the Crops.

(b) Right to Contest.  Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender’s interest in the Property is not jeopardized.  If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises, or if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorney fees, or other charges that could accrue as a result of foreclosure or sale under the lien.  In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property or Crops.  Grantor shall name Lender as an additional oblige under any surety bond furnished in the contest proceedings.

(c) Evidence of Payment.  Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(d) Notice of Construction.  Grantor shall notify Lender at lease fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic’s liens, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials and the cost exceeds Twenty Thousand Dollars ($20,000).  Grantor will, upon request of Lender, furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such construction or improvements.

2.6 Property Damage Insurance. Grantor will at all times maintain with financially sound and reputable insurers satisfactory to Lender, insurance satisfactory to Lender, including, without limitation, the following: (a) casualty insurance insuring against all risk of loss, damage, destruction, theft or any other casualty or risk, covering the Property and the Crops, including all of Grantor’s Personal Property located therein, without deduction for depreciation, in an amount approved by Lender, but in no event less than the full replacement cost thereof, with a deductible not in excess of $5,000.00; (b) commercial general liability insurance covering the Property and Grantor, in an amount not less than $2,000,000 per occurrence and $2,000,000 in the aggregate, for bodily injury and/or property damage liability, or such higher amounts as Lender may reasonably require; (c) workers’ compensation insurance in accordance with the requirements of applicable law; and (d) such other insurance or coverages as Lender may require, including, without limitation, insurance against flood

Grantor will cooperate with Lender in obtaining for Lender the benefits of any insurance, condemnation or other proceeds lawfully or equitably payable to it in connection with the transactions contemplated hereby, and will reimburse Lender for any expenses incurred in connection therewith (including the payment by Grantor of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty or condemnation affecting the Property).  The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder.  In the event of the foreclosure of this Deed of Trust in extinguishment or partial extinguishment of the Indebtedness, all right, title and interest of Grantor in and to all insurance policies then in force shall pass to the purchaser or to Lender, as the case may be, and Lender is hereby irrevocably appointed by Grantor as attorney-in-fact for Grantor to assign any such policy to said purchaser or to Lender, as the case may be, without accounting to Grantor for any unearned premiums thereon.  If in Lender’s reasonable discretion, the Property can be rehabilitated after a partial destruction of the Property, whether by flood, fire or otherwise, the proceeds derived from the insurance company’s coverage shall be made available to Grantor for the repair and/or restoration of that portion of the Property that was destroyed.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

2.7 Lender’s Expenditures.  If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Grantor fails to comply with any provision of this Deed of Trust or the Master Agreement, including without limitation Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Deed of Trust or the Master Agreement, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including, but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all such costs for insuring, maintaining and preserving the Property.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate of 6% per annum from the date incurred or paid by Lender to the date of repayment by Grantor.

Article 3

3.1 Warranty; Defense of Title.

(a) Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property and Crops in fee simple, free and clear of all liens and encumbrances other than those set forth in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power and authority to execute and deliver this Deed of Trust to Lender.

(b) Defense of Title.  Subject to the exception in the paragraph above, Grantor warrants and will forever defend title to the Property against the lawful claims of all persons.  In the event any action or proceeding is commenced that questions Grantor’s title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor’s expense.  Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Grantor will deliver, or cause to be delivered to Lender such instruments as Lender may request from time to time to permit such participation.

3.2 Survival of Representations and Warranties.  All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as the Secured Payments shall be paid in full.

3.3 Condemnation.

(a) Proceedings.  If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award.  Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Grantor will deliver, or cause to be delivered to Lender such instruments as Lender may request from time to time to permit such participation.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(b) Application of Net Proceeds.  If all or any part of the Property is condemned by Eminent Domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property.  The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorney fees incurred by Trustee or Lender in connection with the condemnation.  If in Lender’s reasonable discretion, the Property can be rehabilitated after a partial condemnation, the proceeds derived from the government’s award shall be made available to Grantor for the repair and/or restoration of that portion of the Property that was condemned.

3.4 Imposition of Fees and Charges by Governmental Authorities.

(a) Fees and Charges.  Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and whatever other action is requested by Lender to perfect and continue Lender’s lien on the Property.  Grantor shall reimburse Lender for all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps and other charges for recording or registering this Deed of Trust.

Article 4

4.1 Security Agreement; Financing Statements Further Assurances.

(a) Security Agreement.  This instrument shall constitute a Security Agreement to the fixtures and Crops affixed to the Property and Lender shall have all of the rights of a secured party under Article 9 of the Colorado Uniform Commercial Code as amended from time to time.

(b) Security Interest.  Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interests herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law, to so create, perfect and preserve such security interest.  In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement.  Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property or Crops from the Property.  Grantor hereby irrevocably authorizes Beneficiary at any time and from time to time to file in any filing office

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

any initial financing statements and amendments thereto that (1) indicate the collateral as "all assets of Grantor used or procured for use or otherwise relating to the Property" or words of similar effect, or as being of equal or lesser scope or in greater detail, and to indicate the Property as defined, or in a manner consistent with the term as defined in this Deed of Trust and (2) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of any such filing office for the sufficiency or filing office acceptance of any initial financing statement or amendment, including whether Grantor is an organization, the type of organization and any organizational identification number issued to Grantor.  Grantor agrees to provide any such information to Beneficiary promptly upon request.  Grantor also ratifies its authorization for Beneficiary to have filed in any filing office in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.  Grantor shall any time and from time to time take such steps as Beneficiary may reasonably request for Beneficiary to obtain "control" of any Personal Property and/or Crops for which control is a permitted or required method to perfect, or to insure priority of, the security interest in such Personal Property and/or Crops granted herein.

 (c) Addresses.  The mailing address of Grantor as debtor and Lender as secured party from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

(d) Uniform Commercial Code Remedies.  Beneficiary shall have all the rights, remedies and recourses with respect to the Personal Property, Improvements, fixtures, and Rents afforded to a "Beneficiary" by the aforesaid Uniform Commercial Code in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Related Documents.

(e) Fixture Filing.  This Deed of Trust shall also constitute a "fixture filing" for the purposes of the aforesaid Article 9 of the Uniform Commercial Code, and for this purpose the following information is set forth:

Article 5

5.1 Further Assurances.  At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender’s designee, and when requested by Lender, cause to be filed, recorded, refilled, or rerecorded as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurances, certificates and other documents as may, in the sole discretion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue or preserve (1) Borrower’s and Grantor’s obligations under the Master Agreement and this Deed of Trust, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

5.2 Attorney-In-Fact.  If Grantor fails to do any of the things referred to in the preceding section, Lender may do so for and in the name of Grantor and at Grantor’s expense.  For such purposes, Grantor hereby irrevocably appoints Lender as Grantor’s attorney-in-fact for the purpose of making, executing, delivering, filing, recording and doing all other things as may be necessary or desirable, in Lender’s sole opinion, to accomplish the matters referred to in the preceding section.

5.3 Full Performance. Upon the full performance of all the obligations under the Master Agreement and this Deed of Trust, Trustee may, upon production of the documents and fees as required by Colorado law, release this Deed of Trust, and such release shall constitute a release of the lien for all such additional sums and expenditures made pursuant to this Deed of Trust.  Lender agrees to cooperate with Grantor in obtaining such release.

5.4  Due on Sale and Transfers.  Lender has the right, but not the obligation to call the Secured Payments immediately due and owing upon Grantor’s Transfer (as defined herein) of the Property.  The following events shall be referred to herein as a “Transfer”: (i) a transfer or conveyance of title (or any portion thereof, legal or equitable) of the Property (or any part thereof or interest therein); (ii) the execution of a contract or agreement creating a right to title (or any portion thereof, legal or equitable) in the Property (or any part thereof or interest therein); or  (iii) a sale or transfer of, or the execution of a contract or agreement creating a right to acquire or receive any of the beneficial partnership interest in the Borrower.  Upon any Transfer if Lender exercises such option to Accelerate, Lender shall give Borrower Notice of Acceleration.  Such Notice may also provide a period of not less than 10 days from the date the Notice is given within which Borrower may pay the sums declared due.  If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted herein.  If a Transfer occurs and should Lender not exercise Lender’s option to Accelerate, Transferee shall be deemed to have assumed all obligations of Borrower under this Deed of Trust including all sums secured hereby whether or not the instrument evidencing such conveyance, contract, or grant expressly so provides.  This covenant shall run with the Property and remains in full force and effect until the Secured Payments are paid in full.  Should Lender not elect to Accelerate upon the occurrence of such Transfer then, subject to the provisions above, the mere fact of a lapse of time or the acceptance of payment subsequent to any of such events, whether or not Lender had actual or constructive notice of such Transfer, shall not be deemed a waiver of Lender’s right to make such election nor shall Lender be estopped therefrom by virtue thereof.

Article 6

6.1 Events of Default.  Each of the following, at Lender’s option, shall constitute an Event of Default under this Deed of Trust:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(a) Payment Default.  Lender does not elect to close the Transaction as contemplated in the Master Agreement and the crop revenue is insufficient to reimburse Lender in the amount of the Secured Payments plus interest at 6% per annum.

(b) Other Defaults.  Borrower or Grantor fails to comply with any other term, obligation, covenant or condition contained in this Deed of Trust.

 (c) False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf under this Deed of Trust or the Master Agreement is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

 (d) Dissolution or Insolvency.  The dissolution of Grantor, any other termination of Grantor, or the appointment of a receiver for any part of Grantor’s property.

 (e) Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any property securing the Secured Payments (the Property and the Crops).

 (f) Dissolution, Change or Encumbrance of Ownership.  (a) If Grantor shall dissolve, terminate or liquidate, or merge with or be consolidated into any other entity, without Beneficiary's prior written consent, not to unreasonably be withheld; or (b) if Grantor shall amend or modify its, bylaws, partnership agreement, certificate of partnership, or other charter or enabling documents in a manner which could adversely affect the Beneficiary without Beneficiary's prior written consent.

(g) Foreclosure of Other Liens.  If the holder of any lien or security interest or deed on the Property or Crops whether senior or junior to the lien of this Deed of Trust (without hereby implying Beneficiary's consent to the existence, placing, creating or permitting of any such lien or security interest or deed) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(h) Further Encumbrances.  If Grantor, without the prior written consent of Beneficiary, creates, places or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any mortgage, pledge, lien (statutory, judicial, constitutional or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement.

6.2 Rights and Remedies on Default.  If any Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(a) Election of Remedies.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Deed of Trust, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

(b) Accelerate Indebtedness.  Lender shall have the right, at its option and without notice to Borrower or Grantor, to declare the entire sum of the Secured Payments immediately due and payable.

(c) Entry on Property.  Lender shall have the right to demand that Grantor shall forthwith surrender to Beneficiary the actual possession of the Property, and to the fullest extent permitted by law, enter and take possession of all or any part of the Property with the appointment of a receiver and exclude Grantor and its agents and employees wholly therefrom, and have joint access with Grantor to the books, papers and accounts of Grantor.  If Grantor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Property to Beneficiary, and Grantor hereby specifically covenants and agrees that Grantor will not oppose, contest or otherwise hinder or delay Beneficiary in any action or proceeding by Beneficiary to obtain such judgment or decree.  Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Property and Crops and conduct the business thereof, and, from time to time, (i) undertake all necessary and proper maintenance, farming operations, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other necessary property, (ii) insure or keep the Property insured, (iii) manage and operate the Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name, or otherwise act with respect to the same, and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Beneficiary, all as Beneficiary from time to time may determine to be in its best interests.

(c) Foreclosure.  Lender shall have the right to cause all or any part of the real Property and Crops, if Lender decides to proceed against the Crops were real property, to be sold by the Trustee according to the foreclosure laws of the State of Colorado.  The Trustee shall give notice in accordance with the laws of Colorado.  The Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including but not limited to Trustee’s fees, attorneys’ fees and expenses and the cost of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person(s) or entity legally entitled to the excess.  Lender has the right to bid a deficiency amount at the foreclosure sale to preserve its right to collect the deficiency, if any, owed on the Secured Payments after the foreclosure sale.  Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust.  Notwithstanding anything to the contrary contained in this Deed of Trust, the following provisions shall apply with respect to foreclosure proceedings:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

1.
Public Trustee.  Beneficiary may foreclose this Deed of Trust, insofar as it encumbers the Property, by way of a trustee’s sale pursuant to the provisions of Title 38, Article 38, Colorado Revised Statutes, as currently in effect, as amended, or in any other manner then permitted by law.  If this Deed of Trust encumbers more than one parcel of real estate, foreclosure may be by separate parcel or en masse, as Beneficiary may elect in its sole discretion.

2.	Judicial Foreclosure. The right to foreclose this Deed of Trust as a deed of trust by appropriate proceedings in any court of competent jurisdiction is also hereby given.

3.
Expenses of Trustee’s Sale or Foreclosure.  All fees, costs and expenses of any kind incurred by Beneficiary in connection with foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals of the Property obtained by Beneficiary, all costs of any receivership for the Property advanced by Beneficiary, and all attorneys’ and consultants’ fees incurred by Beneficiary, appraisers’ fees, outlays for documentary and expert evidence, publication costs and costs (which may be estimates as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examination, title insurance policies and similar data and assurances with respect to title, as Trustee or Beneficiary may deem necessary either to prosecute such suit or to evidence to bidders at the sales that may be had pursuant to such proceedings the true conditions of the title to or the value of the Property, together with and including a reasonable compensation to Trustee, shall constitute a part of the obligations and may be included as part of the amount owing from Grantor to Beneficiary at any foreclosure sale..

4.
Notice and Mailing List.  Beneficiary may use the last known address or the address provided to Beneficiary for any party receiving notice of the foreclosure proceedings.  Beneficiary shall not be under any duty to investigate or research current addresses for such notices.  It shall be deemed sufficient for Beneficiary to send notices and/or pleadings to the address listed, if any, on the Colorado Secretary of State’s website for a particular individual or entity.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(d)
Remedies Cumulative Concurrent and Non-Exclusive.  Beneficiary shall have all rights, remedies and recourses granted in the Related Documents and available at law or equity (including, without limitation, those granted by the Uniform Commercial Code then in effect in the applicable jurisdiction) and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Note or against the Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.

(e)
Release of and Resort to Collateral.  Beneficiary may release, regardless of consideration, any part of the Property or Crops without, as to the remainder, in any way impairing, affecting, subordinating or releasing the conveyance, lien or security interests created in or evidenced by the Master Agreement as a first and prior security deed, lien or security interest in and to the Property and Crops.  For payment of the Secured Payments, Beneficiary may resort to any security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

DEBTOR SHALL BE LIABLE FOR THE DEFICIENCIES IN THE EVENT THE PROCEEDS ARE NOT SUFFICIENT TO FULLY PAY ITEMS ABOVE TO THE EXTENT PERMITTED BY APPLICABLE LAW.

(d) UCC Remedies.  With respect to all or any part of the Crops and Personal Property, Lender shall have all the rights of a secured party under the Uniform Commercial Code as codified in Colorado Revised Statutes.

 (e) Other Remedies.  Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or available at law or in equity.

6.3 Rights of Trustee.  To the extent permitted by Colorado law, the Trustee shall have all of the rights and duties of Lender as set forth in the foregoing section.

Article 7

Miscellaneous Provisions

7.1 Entire Agreement and Modification.  This Deed of Trust and the Related Documents contain the entire agreement between the parties relating to the subject matter hereof and thereof, and all prior agreements, understandings and representations relative thereto which are not contained herein or therein are terminated.  This Deed of Trust may not be amended, revised, waived, discharged, released or terminated unless a written instrument or instruments has or have been executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.  Any alleged amendment, revision, waiver, discharge, release or termination, which is not so documented, shall not be effective as to any party.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

7.2
Notices.  Any notice required to be given under this Deed of Trust, including without limitation any notice of sale shall be given in writing and shall be effective when actually delivered, when actually received by facsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed when deposited in the U.S. mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown on the first page of this Deed of Trust.  Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address.  For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address.  If there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice to all Grantors.

7.3 Caption Headings.  Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

7.4 Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of the Lender.

7.5 Governing Law.  This Deed of Trust shall be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions.

7.6 Joint and Several Liability.  All obligations of Borrower and Grantor under this Deed of Trust shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower.

7.7 No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust.  No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or any of Grantor’s obligations as to any future transactions.  Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

7.8 Severability.  If a court of competent jurisdiction finds that any provision of this Deed of Trust to be illegal, invalid or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust.  Unless otherwise required by law, the illegality, invalidity or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

7.9 Successors and Assigns.  Subject to any limitations stated in this Deed of Trust on transfer of Grantor’s interest, this Deed of Trust shall be binding upon and insure to the benefit of the parties, their successors and assigns.  If ownership of the Property becomes vested in a person or entity other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

7.10 Time is of the Essence.  Time is of the essence in the performance of this Deed of Trust.

7.11 Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the Colorado homestead exemption laws.

7.12 Assignment.  This Deed of Trust is assignable by Beneficiary and any assignment hereof by Beneficiary shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Beneficiary

7.13 Construction of this Instrument.  This instrument may be construed as a mortgage, Deed of Trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation, contract, or any one or more of them, in order to fully effectuate the liens and security interests hereof and the purposes and agreements herein set forth.

7.14 Further Assurances.  Grantor, upon the request of Beneficiary, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Related Documents.

7.15 Statute of Limitations.  The Grantor to the full extent permitted by law waives the pleading of any statute of limitations as a defense to any obligation secured by this Deed of Trust.

7.16 No Third Parties Benefited.  This Deed of Trust is made and entered into for the sole protection of and benefit of Grantor and Beneficiary, and their successors and assigns, and no other person or persons shall have any right to action hereon or rights to the Loan funds at any time.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

7.17 Waiver of Right to Trial by Jury.  To the maximum extent permitted by law, each party to this Deed of Trust hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (1) arising under this Deed of Trust or any other instrument, document or agreement executed or delivered in connection therewith, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Deed of Trust or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Deed of Trust may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

Article 8

Definitions.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the UCC.  The following capitalized words and terms shall have the following meanings when used in this Deed of Trust:

8.1 Beneficiary.  “Beneficiary” means Two Rivers Farms, LLC, its successors and assigns.

8.2 Borrower. “Borrower” means R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company.

8.3 Environmental Laws.  “Environmental Laws” means any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Section 9601 et. seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S. C. Section 1801 et. seq., the Resource Conservation and Recovery Act, 42 U.S. C. Section 6901, et. seq. or other applicable state or federal laws, rules or regulations adopted pursuant thereto.

8.4 Grantor.  “Grantor” means R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company.

8.5 Hazardous Substances.  “Hazardous Substances” means materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

8.6 Improvements.  “Improvements” means all existing and future improvements, buildings, and structures affixed on the Property, facilities, additions, replacements and other construction on the Property.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

8.7 Lender.  “Lender” means Two Rivers Farms, LLC, its successors and assigns.

8.8 Personal Property.  “Personal Property” means all equipment, furniture, fixtures and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Property; together with all accessions, parts and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Personal Property.

8.9 Trustee.  “Trustee” means the Public Trustee of Pueblo County.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST AND GRANTOR AGREES TO ITS TERMS.

IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust as of the date first mentioned above.

GRANTOR:

R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

______________________________________
Russell L. Dionisio, Manager and Member of R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

STATE OF COLORADO                                                      )
) ss.
COUNTY OF PUEBLO                                                      )

This instrument was acknowledged before me on this 12th day of April, 2012 by Russell L. Dionisio, Manager of R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company.

_________________________________________
Notary Public
Address:
[SEAL]

My commission expires:
____________________________________

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

EXHIBIT B
TO MASTER AGREEMENT

Recording Requested by:
Two Rivers Water Company
2000 S. Colorado Blvd, Annex Suite 420
Denver, CO 80222

And when recorded mail to:

Howard & Jensen LLC
Attention: Lyndsay S. Ressler
30 E. Kiowa St., Suite 104
Colorado Springs, CO 80903
FOR RECORDER’S USE ONLY

LIEN SUBORDINATION AGREEMENT

Date: April 12, 2012

1. Parties; Property.  Two Rivers Farm, LLC and/or its assigns, a Colorado limited liability company, as Buyer (“Buyer”), R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company, as Seller (“Seller”), and First National Bank of Pueblo, as Bank (“Bank”), hereby enter into this lien subordination agreement (“Agreement”) as of the 12th day of April, 2012.  Buyer and Seller have entered into a Master Agreement for Buyer’s purchase and lease of real property (“Land” and “Leased Premises” respectively), purchase of water rights (“Water Rights”) and purchase of personal property located in Pueblo County, Colorado from Seller, the terms of which are more specifically described in the “Master Agreement” of even date herewith.  The capitalized terms used herein shall have the same meaning ascribed to them in the Master Agreement.

2. Lien Subordination.  Upon execution of the Master Agreement (“Effective Date”), the Bank agrees to subordinate the Bank’s security interest and lien in all of Seller’s Crops to Buyer’s security interest created by the terms of the Master Agreement and Exhibit B thereto.  The term “Crops”, as used in this Agreement and the Master Agreement, means any and all crops which are planted or which will be planted (“Crops”) on Seller’s Land and the Leased Premises (collectively “Property”).  The Bank shall execute the necessary documentation to reflect the subordination of said lien and/or security interest.  As such, the Bank recognizes that as of the Effective Date, Buyer shall have a senior security interest and first lien securing a maximum amount of $450,000.00 against Seller’s Crop revenue (gross revenue of Crops) generated from the Land and Leased Premises as those terms are defined in the Master Agreement.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

The Property is legally described as follows:

See attached Exhibit A

and more commonly known as: 38881 E US HWY 50, 38546 E US HWY 50, 1339  40TH LN, 1207 39TH LN,  and 1250 39TH LN, PUEBLO, Colorado 81006.

3. If Buyer elects to terminate the Master Agreement pursuant to its rights therein, Buyer may enforce its first lien against the Seller’s Crop revenue.  The proceeds generated from the Crop revenue shall first be applied toward expenses of the sale of the Crops, if any, then to Buyer in satisfaction of the amounts owed according to the terms of the Master Agreement (Secured Payments), then to Bank in satisfaction of amounts due and owing under the applicable promissory note(s) and/or credit agreement(s).  Seller shall cooperate with Buyer in executing the necessary documentation to perfect Buyer’s security interest in the Crop revenue, including without limitation, UCC financing statements and a security agreement.

4. Seller shall name Buyer as an additional insured on the pertinent existing Crop insurance policies.  Bank acknowledges that Seller’s foregoing obligation does not constitute a default and/or violation of the agreements between Seller and Bank.  Seller shall provide proof of the coverage required herein to Buyer within ten (10) days from the Effective Date.

5.  Bank shall cooperate in good faith with Buyer in the event Buyer is entitled to the Crop revenue and Bank shall recognize Buyer’s senior security interest and Buyer’s senior right to the Crop revenue. Buyer shall cooperate with Bank, as needed, to enforce the Bank’s junior lien.

6. The Bank currently has two (2) deeds of trust recorded against Seller’s property, the first of which is dated February 24, 2011 and recorded February 25, 2011 at Reception No. 1868264 in Pueblo County and the second of which is dated March 28, 2011 and recorded March 29, 2011 at Reception No. 1871109 (collectively the “Bank’s Deeds of Trust”).  The parties hereto understand that pursuant to the terms of the Bank’s Deeds of Trust, additional encumbrance of the Property is a violation thereof.  Notwithstanding the foregoing, the Bank hereby warrants and agrees that Bank will not declare a default and/or violation of the Bank’s Deeds of Trust by virtue of Seller’s execution of the Junior Deed of Trust as that term is defined in the Master Agreement.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

7. Upon Closing of the Transaction contemplated in the Master Agreement and upon full payment of the amounts then owed under the Bank’s Deeds of Trust, the Bank agrees to release the Bank’s Deeds of Trust which encumber Seller’s Land and Leased Premises.  Seller acknowledges Seller’s obligation to pay the Bank the amounts owed pursuant to the promissory note(s) and/or credit agreement(s) which are secured by the Bank’s Deeds of Trust from the proceeds of the Purchase Price under the Master Agreement.  The Bank agrees to file the requisite releases of the Bank’s Deeds of Trust with the Pueblo County Clerk and Recorder’s Office and/or the Pueblo County Public Trustee.

8. Choice of Law.  This Agreement and all disputes arising hereunder shall be governed by and construed in accordance with the laws of the State of Colorado.

9. Counterparts.  This agreement may be executed by each party, separately, and when each party has executed a copy, such copies taken together shall be deemed to be a full and complete contract between the parties.

10. This Agreement shall be recorded in the records of the Pueblo County Clerk and Recorder to perfect Buyer’s senior interest in and to the Crops.

[signatures on next page]

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

By:
Title:

BUYER:

Two Rivers Farms, LLC, a Colorado limited liability company

By: Wayne Harding
Title: Manager

BANK:

First National Bank of Pueblo

By:
Title:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

EXHIBIT D1
TO MASTER AGREEMENT

IRRIGATED LAND LEASE

THIS IRRIGATED LAND LEASE (hereinafter the “Lease Agreement”) is executed by and between R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”) on the one hand and hereinafter referred to collectively as “Seller” and Two Rivers Farms, LLC, a Colorado limited liability company (hereinafter “Buyer”) a wholly- owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand in conjunction with that Master Agreement of even date herewith executed between Buyer and Seller (“Master Agreement”).  The terms of this Lease Agreement shall be incorporated into the Master Agreement as though fully set forth therein.  The capitalized terms herein shall have the same meaning as ascribed to them in the Master Agreement.

Seller and Buyer are individually referred to hereinafter as a “Party” and collectively as the “Parties.”

In consideration of the other promises herein by Buyer which consideration is acknowledged to be sufficient, Seller agrees to lease to Buyer all land historically irrigated by the Water Rights or referred to in the share certificates in the Bessemer Ditch Company inclusive of any wells situated thereon (“the Irrigated Land”) for an initial lease term of twenty (20) years starting on the date of Closing.

The Irrigated Land consists of 82.6 farmable acres on the following parcels located in Pueblo County, Colorado: Parcel # 1303000019, Parcel # 1303000012, Parcel #131000023, and Parcel #1310000031 with the applicable Water Rights associated with ownership of said parcels.

Buyer shall lease the Irrigated Land for $150 per irrigated acre per year, payable in equal monthly installments.  Buyer shall also be responsible for the applicable well fees and ditch assessments for the duration of the Lease term.  Buyer may farm the Irrigated Land, including irrigation, and may conduct such additional activities as in the sole discretion of Buyer will enhance the transferable historical consumptive use and the market value of the Water Rights.

The following additional provisions shall apply to this Lease Agreement:

a.	Seller represents that it owns, or has authority from its Affiliates or other owners of the Irrigated Land, including its Affiliates, to lease the Irrigated Land to Buyer as described herein.

b.
The Irrigated Land includes 82.6 acres irrigated out of the Bessemer Ditch Company. The Irrigated Land also includes any other land historically irrigated by the Water Rights.  Buyer’s engineers may prepare a legal description of the Irrigated Land which may be attached hereto at Closing.  Seller shall cooperate by providing any requested information available to it and facilitating access to the Irrigated Land as requested by Buyer or its engineers.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

c.	Buyer represents that it and its Affiliates are not aware of any environmental hazards or violations on or affecting the Irrigated Land.

d.
This Lease Agreement includes all rights of access, including easements, which are appurtenant to the Irrigated Land or necessary to farm and irrigated the Irrigated Land.  This Lease Agreement also includes the right to use, maintain and repair irrigation ditches and other water structures or facilities on or appurtenant to the Irrigated Land including headgates, diversion structures, pumps and measuring devices whether located on or off the Irrigated Land.

e.
Buyer may (but is not required to), during the term of the lease, construct or install additional ditches and irrigation structures on the Irrigated Land, including by way of example and not by way of limitation, center pivot irrigation machines, pipelines, electric power lines and other equipment.  Any such equipment or facilities shall remain the property of the Buyer and the Buyer may remove the same at the end of the lease term without further obligation to Seller.

f.
This Lease Agreement shall not be construed to be or to give rise to a partnership relationship.  Seller and Buyer shall not be responsible for each other’s debts, liabilities or obligations, or for any injuries, accidents or damages caused by the other to third parties.

g.
Seller shall be responsible for and shall keep current all property taxes, ad valorem and other taxes on the Irrigated Land and shall comply with all governmental regulations and requirements that are applicable to the Irrigated Land.  Any sale or hypothecation of the Irrigated Land shall be subject to Buyer’s Right of First Refusal as set forth in the Master Agreement and in the event Buyer does not exercise its Right of First Refusal, any future conveyance from Seller to a third party shall not disturb or interfere with Buyer’s use of the Irrigated Land under this Lease Agreement.

h.	This is not a crop-share lease. Seller is not entitled to any share of crops or any proceeds therefrom.

i.
Buyer shall have the right but not the obligation to participate, in place of Seller, in any government programs available to the Irrigated Land, including any support or set-aside programs, and all proceeds from such programs shall be the property of the Seller.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

j.
This Lease Agreement shall supersede any other existing leases on the Irrigated Land including grazing leases.  Upon request of Buyer, Seller shall remove any livestock from the Irrigated Land or portions thereof as requested by Buyer.

k.	This Lease Agreement may include such additional provisions consistent herewith as are customary in irrigated farm leases in Pueblo County, Colorado.

Executed by the Parties this 12th day of April, 2012.

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

BUYER:

Two Rivers Farms, LLC, a Colorado limited liability company

___________________________________
By:  Wayne Harding
Its:  Manager

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding
Its:  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

EXHIBIT D2
TO MASTER AGREEMENT

COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement ("Lease") is entered into by and between R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company ("Landlord") and Two Rivers Farms, LLC, a Colorado limited liability company ("Tenant") and in conjunction with that Master Agreement of even date herewith executed between Landlord and Tenant (“Master Agreement”).  The terms of this Lease shall be incorporated into the Master Agreement as though fully set forth therein.  The capitalized terms herein shall have the same meaning as ascribed to them in the Master Agreement.

Landlord is the owner of a warehouse, loading dock, covered dock, refrigerated area and office space structures and improvements commonly known as 38456 E. Highway 50 Pueblo, CO 81006 and collectively referred to herein as the "Warehouse" or the "Leased Premises".

Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord for the term, at the rental and upon the covenants, conditions and provisions herein set forth.

THEREFORE, in consideration of the mutual promises herein, contained and other good and valuable consideration, it is agreed:

1. Term.

A.           Landlord hereby leases the Leased Premises to Tenant, and Tenant hereby leases the same from Landlord, for an "Initial Term" beginning at Closing, anticipated to be on or before July 31, 2012 and terminating exactly twenty (20) years from the commencement date (“Initial Term”).  Landlord shall use its best efforts to give Tenant possession of the Leased Premises as nearly as possible at the beginning of the Lease term. If Landlord is unable to timely provide the Leased Premises, rent shall abate for the period of delay.

B.           Tenant may renew the Lease for renewal terms of five (5) years without a limitation on the number of renewal periods.  Tenant shall exercise such renewal option, if at all, by giving written notice to Landlord not less than ninety (90) days prior to the expiration of the Initial Term or previous term.

2. Rental.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

A.           Tenant shall pay to Landlord during the first five (5) years of the Initial Term rental payments of $60,000.00 per year, payable in monthly installments of $5,000.00.  The parties shall adjust the rent every (5) years to reflect the then-market rate.  The rent must be mutually agreed to by both parties.Each installment payment shall be due no later than the fifth (5th) day of each calendar month during the lease term to Landlord at the address designated by Landlord. The rental payment amount for any partial calendar months included in the Lease term shall be prorated on a daily basis.

3. Use.  Notwithstanding the foregoing, Tenant shall not use the Leased Premises for the purposes of storing, manufacturing or selling any explosives, flammables or other inherently dangerous substance, chemical, thing or device.

4. Sublease and Assignment.  Tenant shall have the right without Landlord's consent, to assign this Lease to an entity with which Tenant may merge or consolidate, to any subsidiary of Tenant, to any entity under common control with Tenant, or to a purchaser of substantially all of Tenant's assets.  Except as set forth above, Tenant shall not sublease all or any part of the Leased Premises, or assign this Lease in whole or in part without Landlord's consent, such consent not to be unreasonably withheld or delayed.

5. Repairs.  During the Lease term, Tenant shall make, at Tenant's expense, all necessary repairs and maintenance to the Leased Premises. Repairs shall include such items as routine repairs of floors, walls, ceilings, and other parts of the Leased Premises damaged or worn through normal occupancy, except for major mechanical systems or the roof, subject to the obligations of the parties otherwise set forth in this Lease.

6. Alterations and Improvements. Tenant, at Tenant's expense, shall have the right following Landlord's consent to remodel, redecorate, and make additions, improvements and replacements of and to all or any part of the Leased Premises from time to time as Tenant may deem desirable, provided the same are made in a workmanlike manner and utilizing good quality materials. Tenant shall have the right to place and install personal property, trade fixtures, equipment and other temporary installations in and upon the Leased Premises, and fasten the same to the premises. All personal property, equipment, machinery, trade fixtures and temporary installations, whether acquired by Tenant at the commencement of the Lease term or placed or installed on the Leased Premises by Tenant thereafter, shall remain Tenant's property free and clear of any claim by Landlord. Tenant shall have the right to remove the same at any time during the term of this Lease provided that all damage to the Leased Premises caused by such removal shall be repaired by Tenant at Tenant's expense.

7. Property Taxes.  Landlord shall pay, prior to delinquency, all general real estate taxes and installments of special assessments coming due during the Lease term on the Leased Premises, and all personal property taxes with respect to Landlord's personal property, if any, on the Leased Premises. Tenant shall be responsible for paying all personal property taxes with respect to Tenant's personal property at the Leased Premises.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

8. Insurance.

A.           If the Leased Premises or any other part of the Warehouse is damaged by fire or other casualty resulting from any act or negligence of Tenant or any of Tenant's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Tenant shall be responsible for the costs of repair not covered by insurance.

B.           Tenant shall be responsible, at its expense, for fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises.

C.           Tenant shall, at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Warehouse with the premiums thereon fully paid on or before due date, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof.

9. Utilities.  Tenant shall pay all charges for water, sewer, gas, electricity, telephone and other services and utilities used by Tenant on the Leased Premises during the term of this Lease unless otherwise expressly agreed in writing by Landlord.

10. Signs. Following Landlord's consent, Tenant shall have the right to place on the Leased Premises, at locations selected by Tenant, any signs which are permitted by applicable zoning ordinances and private restrictions.

11. Entry. Landlord shall have the right to enter upon the Leased Premises at reasonable hours to inspect the same, provided Landlord shall not thereby unreasonably interfere with Tenant's business on the Leased Premises.

12. Parking. During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Warehouse, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways.

13. Damage and Destruction. Subject to the provisions above, if the Leased Premises or any part thereof or any appurtenance thereto is so damaged by fire, casualty or structural defects that the same cannot be used for Tenant's purposes, then Tenant shall have the right within ninety (90) days following damage to elect by notice to Landlord to terminate this Lease as of the date of such damage. In the event of minor damage to any part of the Leased Premises, and if such damage does not render the Leased Premises unusable for Tenant's purposes, Landlord shall promptly repair such damage at the cost of the Landlord. In making the repairs called for in this paragraph, Landlord shall not be liable for any delays resulting from strikes, governmental restrictions , inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Landlord.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

Tenant shall be relieved from paying rent and other charges during any portion of the Lease term that the Leased Premises are inoperable or unfit for occupancy, or use, in whole or in part, for Tenant's purposes. Rentals and other charges paid in advance for any such periods shall be credited on the next ensuing payments, if any, but if no further payments are to be made, any such advance payments shall be refunded to Tenant. The provisions of this paragraph extend not only to the matters aforesaid, but also to any occurrence which is beyond Tenant's reasonable control and which renders the Leased Premises, or any appurtenance thereto, inoperable or unfit for occupancy or use, in whole or in part, for Tenant's purposes.

14. Default. If default shall at any time be made by Tenant in the payment of rent when due to Landlord as herein provided, and if said default shall continue for fifteen (15) days after written notice thereof shall have been given to Tenant by Landlord, or if default shall be made in any of the other covenants or conditions to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant by Landlord without correction thereof then having been commenced and thereafter diligently prosecuted, Landlord may declare the term of this Lease ended and terminated by giving Tenant written notice of such intention, and if possession of the Leased Premises is not surrendered, Landlord may reenter said premises.  Landlord shall use reasonable efforts to mitigate its damages.

15. Quiet Possession. Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Premises during the term of this Lease.

16. Condemnation. If any legally, constituted authority condemns the Warehouse or such part thereof which shall make the Leased Premises unsuitable for leasing, this Lease shall cease when the public authority takes possession, and Landlord and Tenant shall account for rental as of that date. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

17. Notice. Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by United States certified mail, return receipt requested, addressed as follows:

If to Landlord to:

R&S Dionisio Real Estate and Equipment, LLC
Attn: Russell L. Dionisio
38810 Hwy 50 East
Vineland, CO 81006

If to Tenant to:

Two Rivers Farms, LLC
Attn:  John R. McKowen
2000 S. Colorado Boulevard Annex Ste 420
Denver, Colorado  80222

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

Landlord and Tenant shall each have the right from time to time to change the place notice is to be given under this paragraph by written notice thereof to the other party.

18. Brokers. Tenant represents that Tenant was not shown the Premises by any real estate broker or agent and that Tenant has not otherwise engaged in, any activity which could form the basis for a claim for real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

19. Waiver. No waiver of any default of Landlord or Tenant hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

20. Headings. The headings used in this Lease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

21. Successors. The provisions of this Lease shall extend to and be binding upon Landlord and Tenant and their respective legal representatives, successors and assigns.

22. Consent. Landlord shall not unreasonably withhold or delay its consent with respect to any matter for which Landlord's consent is required or desirable under this Lease.

23. Performance. If there is a default with respect to any of Landlord's covenants, warranties or representations under this Lease, and if the default continues more than fifteen (15) days after notice in writing from Tenant to Landlord specifying the default, Tenant may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next accruing installment or installments of rent payable hereunder until Tenant shall have been fully reimbursed for such expenditures, together with interest thereon at a rate equal to the lesser of twelve percent (12%) per annum or the then highest lawful rate. If this Lease terminates prior to Tenant's receiving full reimbursement, Landlord shall pay the unreimbursed balance plus accrued interest to Tenant on demand.

24. Compliance with Law. Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to Tenant's use of the Leased Premises. Landlord shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Leased Premises.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

25. Final Agreement. This Lease is executed in conjunction with the Master Agreement and in the event there is conflicting language between the two documents, the language in the Master Agreement supersedes this Lease.  This Lease may be modified only by a further writing that is duly executed by both parties.

26. Governing Law. This Agreement shall be governed, construed and interpreted by, through and under the Laws of the State of Colorado.

IN WITNESS WHEREOF, the parties have executed this Lease as of the 12th day of April, 2012.

Landlord: R & S Dionisio Real Estate and Equipment, LLC

______________________________________________
By:
Title:

Tenant: Two Rivers Farms, LLC

______________________________________________
By:
Title:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

THIRD AMENDMENT TO
MASTER AGREEMENT

October 31, 2012

This is a Third Amendment (the “Second Amendment”) to that certain Master Agreement dated the 12st day of April, 2012 and to the First Amendment to Master Agreement and Second Amendment (collectively the “Agreement”), both also dated April 12, 2012 all of which are executed by and among R&S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and TR Bessemer, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TR Bessemer”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.

 Seller and Buyer are individually referred to hereinafter as a “Party” and collectively as the “Parties.”  To the extent of any inconsistencies between the terms of this Third Amendment and the Agreement, the terms of this Third Amendment shall control.

Recital

In the First Amendment, the Parties split the closing, as originally defined in the Master Agreement, into two phases.  The first phase was closed on June 15, 2012.  The second phase is scheduled to close October 31, 2012.  The Parties wish to extend the closing date of the Master Agreement, and more specifically the closing dates of the second phase as defined in the First Amendment, to November 2, 2012.
Agreement

In consideration of the foregoing Recital which is incorporated herein by this reference and the covenants contained herein, the Parties agree as follows:

8.	The closing date of the second phase, as defined in the First Amendment, shall be extended to November 2, 2012.
SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

_____________________________________
By:                                                      Date
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:                                                      Date
Title:

Russell L. Dionisio

____________________________________
Print:                                                      Date

BUYER:

TR Bessemer, LLC

_____________________________________
By:                                                      Date
Title:

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding                                                                Date
Its:  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

SECOND CLOSING

TO

MASTER AGREEMENT

November 2, 2012

This is the Second Closing (the “Second Closing”) to that certain Master Agreement (the “Agreement”), dated the 12th day of April, 2012 (the "Effective Date"), and executed by and among R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and TR Bessemer, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TR Bessemer”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.

 Seller and Buyer may be individually referred to hereinafter as a “Party” and collectively as the “Parties.”  Capitalized terms used herein if not separately defined in this First Amendment shall have the meanings set forth in the Agreement.  To the extent there are any inconsistencies between the terms of this Second Closing and the Agreement and its amendments, the terms of this Second Closing shall control.

Recitals

A.	On April 12th, 2012 the Parties entered into the Agreement with an anticipated Closing on or before July 31st, 2012;

B.	The Parties separated the transaction into two (2) phases;

C.
Subject to the terms and conditions set forth in the Agreement, Buyer’s purchase of the Land and the improvements, structures, irrigation systems, and wells located and/or affixed to the Land and the Water Rights shall occur on or before July 31st, 2012 (hereinafter “First Phase”);

D.
Subject to the terms and conditions set forth in the Agreement, Buyer’s purchase of Seller’s Farming Equipment, the Produce Contracts and DPF’s name shall be extended to October 31st, 2012 (hereinafter “Second Phase”);

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

E.	The Parties agreed in a Second Amendment to the Master Agreement to amend certain dates and substitute TR Bessemer, LLC for Two Rivers Farms, LLC.

F.	The Parties further agreed in the Third Amendment to the Master Agreement to extend the second closing to November 2, 2012.

G.	The Second Closing will finalize all terms of all rights and obligations of all Parties under the Master Agreement.

As part of the satisfaction of the conditions of the Master Agreement, the Parties hereby agree as follows:

AGREEMENT

1.
Obligations of Buyer.  Pursuant to the Master Agreement and its amendments, the Buyer agreed to pay $1,500,000 (one million five hundred thousand dollars)(“Second Closing Purchase Price”) to Seller at the Second Closing.  Seller agrees to accept this amount in the following manner:

A.           $900,000 (nine hundred thousand dollars) in cash; and
B.           $600,000 (six hundred thousand dollars) in the form of a Promissory Note.  The Promissory Note is attached as Exhibit C.

2.
Obligations of Seller.  Pursuant to the Master Agreement and its amendments, the Seller agreed to sell, convey, or otherwise transfer certain assets to Buyer (or enter into certain agreements as in the case of the Employment Agreement)  as follows:

A.
Name.  Pursuant to Section IIC, TR Bessemer agreed to purchase the trade name and trademark “Dionisio Produce & Farms”.  Attached as Exhibit A is the form of Assignment of Trademark and Trade Name (“Assignment”).  Upon Execution of the Assignment, the Parties agree that all terms and conditions in the Master Agreement relating to Section IIC have been satisfied.

B.
Employment.  Pursuant to Section V of the Master Agreement, TR Bessemer agreed to employ Dionisio under certain terms, including a covenant not to compete.  The Parties recognize that the terms which TR Bessemer agrees to employ Dionisio have changed.  Attached as Exhibit B is a form of Employment Agreement which contains the terms and conditions of TR Bessemer’s employment of Dionisio.  Upon Execution of the Employment Agreement, the Parties agree that all terms and conditions in Section V of the Master Agreement and its amendments have been satisfied.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

C.
Loan. Pursuant to the Master Agreement and its amendments, Dionisio agreed to carry back a loan to Buyer.  Attached as Exhibit C is a Promissory Note representing that loan.  The Promissory Note contains all the terms and conditions related to Seller’s carry-back loan to Buyer.  Upon the payment of the Second Closing Purchase Price, all Parties agree that all terms at Section VI in the Master Agreement and its amendments related to the Purchase Price have been satisfied.

D.
Lease. Pursuant to the Master Agreement and its amendments, Seller agreed to lease certain equipment and a residential structure to Buyer.  Attached as Exhibit D is the Lease.  The Lease contains all the terms and conditions related to Seller’s lease of the certain equipment and the residential structure to Buyer.

E.
Equipment.  Pursuant to the Master Agreement and its amendments, Seller agreed to sell certain Equipment to Buyer.  Attached as Exhibit E is a Bill of Sale.  The Bill of Sale contains all the terms and conditions related to Seller’s sale of the certain Equipment to the Buyer.

F.
Produce contracts.  Pursuant to Section IV of the Master Agreement, Seller agreed to sell all DFP’s and/or R&S’s contract for the sale of Seller’s Crops (“Produce Contracts”).  Attached as Exhibit F is an Assignment of Produce Contracts which contains all the terms and conditions related to Seller’s sale of the Produce Contracts to the Buyer.

3.	Representations of Buyer and Seller.

A.
Buyer and Seller represent that certain terms and conditions of the Master Agreement have been mutually adjusted, modified, or amended, and that this Second Closing represents the mutual and final closing on the rights and obligations between the Parties as contemplated by the Master Agreement.  To the extent there are any agreements or provisions in the Second Closing that specifically conflict with provisions in the Master Agreement, the terms and conditions contained within this Second Closing and the agreement executed pursuant to the Second Closing shall govern.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

B.
If any agreement executed pursuant to this Second Closing shall be breached, or shall be found to be, invalid, inoperative, or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, such circumstance shall not have the effect of rendering other agreements executed pursuant to the Master Agreement invalid, inoperative, or unenforceable.

C.
The Parties are authorized to execute this Second Closing and the agreements contained herein.  There have been no changes, or new liens or encumbrances to the assets being sold as part of the Second Closing.

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:
Russell L. Dionisio
____________________________________
Print:

BUYER:

TR Bessemer, LLC, a Colorado limited liability company
___________________________________
By:  Wayne Harding
Its:  Manager

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company
__________________________________
By:  Wayne Harding
Its:  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

ASSIGNMENT OF TRADEMARK AND TRADE NAMES

For good and sufficient consideration, receipt of which is hereby acknowledged, R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” does  sell, assign, and transfer to  TR Bessemer, LLC, a Colorado limited liability company, its successors and assigns ("Buyer"), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), effective as of November 2, 21012, all Seller's right, title, and interest in and to each and all of the following assets:

1.
All of Seller’s rights to the trademarks “Dionisio Farms & Produce”, “Dionisio Produce & Farms”, “Dionisio Produce”, “Dionisio Farms” and any marks related to the Dionisio Farms & Produce business (“Trademarks”).

2.
All of Seller’s rights to the following  rights associated with the Trademarks, including but limited to:(a) The logos, business practices, use standards, trade dress, and good will associated therewith.(b) The renewals, extensions and modifications of any applications or use with local, state, and federal  offices or regulatory agencies.(c)  All income, royalties, damages, and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements, dilution or improper use thereof;(d) All rights corresponding thereto, including, without limitation, the right to sue and recover for past, present and future infringements, dilution or improper use thereof.(e) All other proceeds and products of the foregoing, including, without limitation, any rights pursuant to its agreements with any other party relating thereto.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

Representations and Warranties.

(i)
Seller warrants that it is the legal owner of all right, title and interest in the Trademark, that the Trademark(s) has not been otherwise previously pledged, assigned, or encumbered and that this assignment does not infringe on the rights of any person.  Seller agrees to cooperate with Buyer and to execute and deliver all papers, instruments and assignments as may be necessary to vest all right, title and interest in and to the Trademark(s), including, without limitation, recordation of the assignment in the United States Patent and Trademark Office.

(ii)	Seller warrants that he will not enter into any agreement inconsistent with Seller’s rights transferred under this Assignment.

(iii)
Seller warrants that this Assignment shall not terminate and shall survive the termination of any business relationship between Seller and Buyer and their assigns and successors. IN WITNESS WHEREOF, the parties have executed this Assignment by their signature or the signature of their duly authorized representatives below. SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:

Russell L. Dionisio

____________________________________
Print:

BUYER:
TR Bessemer, LLC, a Colorado limited liability company

______________________________________
By:  Wayne Harding, Manager

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (the "Agreement") is effective as of the 2nd day of November  2012 by and between Russell L. Dionisio an individual ("Employee"), and Dionisio Farms & Produce, Inc., a Colorado corporation (the "Company").

WHEREAS, the Company has determined that it is in the best interests of the Company and its stockholders to enter into this Agreement setting forth the rights, obligations and duties of both the Company and the Employee; and

WHEREAS, the Company wishes to assure itself of the services of the Employee for the period hereinafter provided, and the Employee is willing to be employed by the Company for said period, upon the terms and conditions provided in this Agreement.

IN CONSIDERATION of the mutual covenants and promises herein contained, and subject to the terms and conditions herein set forth, Employee and the Company hereby agree as follows:

1. Term of Employment; Duties.

(a) The "Term of Employment" shall commence on the effective date of this Agreement and shall continue for an initial term of three (3) years unless earlier terminated as provided in this Agreement (the "Initial Term").  After the Initial Term, the Term of Employment will be automatically extended for additional one (1) year terms unless the Company provides written notice to Employee that the Agreement will not be renewed on or before thirty (30) days prior to the end of the Term of Employment.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(b) During the Term of Employment, the Company shall employ Employee, and Employee shall work for the Company as President and Chief Operating Officer.  In such capacity, Employee shall perform such duties as are traditional and customary to that position and as may be reasonably directed by the Company’s  Board of Directors with direct supervision by the Company’s Chief Executive Officer.

(c) During the Term of Employment, except as set forth below, Employee shall devote full time and effort to carrying out Employee's duties for the Company hereunder, shall not engage in any activity which would be inconsistent with such duties or with the objectives of the Business (as defined below), and shall diligently perform Employee's obligations and discharge Employee's duties hereunder; provided, however, nothing in this Paragraph shall prevent Employee from devoting time to managing investments, family matters, participating with charitable organizations and trade groups or other similar activities. The "Business" of the Company is to investigate, acquire, and manage irrigated farmland and water assets for the Company.

           2. Compensation.  During the Term of Employment, the following compensation and benefits shall be payable and provided to Employee:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(a)
Employee shall receive from the Company an annual base salary of ("Base Salary"), which shall be payable in accordance with the standard practice of the Company in the payment of salaries of its employees.   Nothing in this table shall be construed to affect the Term of Employment as defined in Section 1(a).  This table does not create any offer, agreement, or contract of employment beyond what is defined in the Section 1(a).  Employee’s Base Salary will be adjusted throughout the Term of Employment in the following manner:

Period	Monthly Salary: January-June	Monthly Salary: July-December	Average Annual Salary	July-December Salary Increase
June 1, 2012-December, 31, 2012	N/A	12,500	$150,000	N/A
January 1, 2013-December, 2013	$10,000	$15,000	$150,000	$30,000
January 1, 2014-December 31, 2014	$10,000	$15,000	$150,000	$30,000
January 1, 2015-December 31, 2015	$10,312.50	$17,187.5	$165,000	$41,250
January 1, 2016-December 31, 2016	$10,312.50	$17,187.5	$165,000	$41,250
January 1, 2017-December 31, 2017	$10,312.50	$17,187.5	$165,000	$41,250
January 1, 2018-December 31, 2018	$11,250	$18,750	$180,000	$45,000
January 1, 2019-December 31, 2019	$11,250	$18,750	$180,000	$45,000
January 1, 2020-December 31, 2020	$11,250	$18,750	$180,000	$45,000
January 1, 2021-December 31, 2021	$11,250	$18,750	$180,000	$45,000

(b)
Incentive Pay.  Employee shall be eligible for incentive pay based on (i) net profits of Dionisio Farms & Produce, Inc. (“Profit Incentives ”); and (ii) the Employee’s ability to arrange acquisitions of farmland (“Performance Incentives”)(both are further defined herein and will be collectively referred to as “Incentive Pay”).

(c)
Profit Incentives.  The Employee will be eligible to earn Profit Incentives which are defined as five percent (5%) of Annual Net Profits of Dionisio Farms & Produce, Inc. (as determined from the year end audit of the respective fiscal year) minus the July-December Salary Increase (from the same fiscal year).  Annual Net Profits as used in this section is defined as the Company’s earnings (as defined by U.S. GAAP) less interest payments and dividend payments and income taxes owed, and will be determined only after the fiscal year audit.  The first eligible Profit Incentives period for which Employee may earn Profit Incentives will be the 2013 fiscal year.

(d)
Performance Incentives.  The Employee will also be eligible to earn Performance Incentives which will include salary increases and restricted stock units (RSUs) of Two Rivers Water Company (“Two Rivers”) pursuant to the conditions of the Two River’s 2011 Long-Term Stock Incentive Plan.  Employee can earn Performance Incentives if the Employee can arrange for acquisitions, purchase or lease, at terms acceptable to the Company (the Company will not unreasonably disapprove terms), additional farmland irrigated by the Bessemer Ditch (“Acreage Goal”).  Currently the company farms 405 acres under the Bessemer Ditch.  If Employee can achieve the Acreage Goal (as set forth in table below), Employee will be eligible to earn salary increases and vesting on up to 500,000 (five hundred thousand) RSUs in the following manner:

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(i)
The first tranche of Performance Incentives will be 166,667 RSUs and will vest on June 1, 2013.  This Performance Incentive does not have an Acreage Goal and there is no salary increase in this first tranche.

(ii)
The second tranche of Performance Incentives will be granted when the Company is farming 1500 or more acres under the Bessemer Ditch.  The Performance Incentives under this Acreage Goal is a 25% increase in salary and vesting of another 166,667 RSUs.  The earliest this tranche can be earned is June 1, 2014.

(iii)
The third tranche of Performance Incentives will be granted when the Company is farming 3000 or more acres under the Bessemer Ditch.  The Performance Incentives under this Acreage Goal is a 25% increase in salary and a vesting of an additional 166,666 RSUs. The earliest this tranche can be earned is June 1, 2015.

The Employee may not earn the Performance Incentives for a specified tranche until a certain date (“Vesting Commencement Date”).  For Performance Incentive purposes, Employee’s employment shall be deemed to begin on June 1, 2012.  The Performance Incentives that must be achieved and the salary increases and RSU vesting that result upon achievement are as follows:

Vesting Tranche	Vesting Commencement Date	Acreage Goal	Salary Increase	Amount in RSUs
1	June 1, 2013	None	None	166,667
2	June 1, 2014	1500	25%	166,667
3	June 1, 2015	3000	25%	166,666

 (d) Employee will be paid $400 per month to apply toward Employee’s health insurance (the “Health Insurance Allowance”).

3. Early Termination: Death.  Notwithstanding anything to the contrary in Paragraph 1 hereof, if Employee dies during the Term of Employment, the Term of Employment shall terminate.  Upon such termination, Employee's estate or beneficiaries shall be entitled to receive any Base Salary earned and accrued but unpaid through the date on which his death occurs.  Employee's estate shall receive any Incentive Pay or RSUs that Employee earned but was unpaid at the time of death.  Any Incentive Pay or RSUs payable under this section 3 shall be calculated and paid in the respective manner and time as provided in this Agreement as if there was no early termination.  In addition, Employee's family ("Family") shall continue to receive the Health Insurance Allowance during such one (1) year period after the death of the Employee, to the extent permitted by the Company's health plan contract(s), or if not permitted, as purchased by the Company at no cost to the Family.  The parties shall have no further obligation under this Agreement.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

4. Early Termination: Disability.  Notwithstanding anything to the contrary in Paragraph 1 hereof, if Employee has at any time been unable, by virtue of illness or other physical or mental disability, to perform substantially and continuously the duties assigned to Employee under this Agreement for a period of ninety (90) consecutive days or one hundred twenty (120) calendar days out of any period of one hundred eighty (180) consecutive calendar days during the Term of Employment and the Board has received a medical opinion from a physician reasonably acceptable to both the Company and the Employee that Employee remains disabled after said period ("Disability"), then the Company shall have the right to terminate the Term of Employment upon notice to Employee.  Upon such termination, Employee shall be entitled to receive any Base Salary  earned and accrued but unpaid through the date of termination.  In addition, the Employee shall have the right to receive any Incentive Pay or RSUs that Employee earned but was unpaid upon termination.  Employee and Family shall continue to receive the Health Insurance Allowance during a six month period following the date of termination, to the extent permitted by the Company's health plan contract(s).  The parties shall have no further obligation under this Agreement except that Employee shall not be relieved of Employee's obligations under Paragraph 8.

5. Early Termination: Termination by the Company for Cause.   Notwithstanding anything to the contrary in Paragraph 1 hereof, the Term of Employment may be terminated by the Company upon notice to Employee for "Cause."  The term "Cause" shall mean Employee's: (a) unsatisfactory job performance as determined by a majority or greater vote of the Company’s Board of Directors of which the Employee’s performance is not corrected to the satisfaction of the Board within 30 calendar days; (b) a conviction of a felony involving fraud, dishonesty or moral turpitude; (c) a violation of Paragraph 8 of this Agreement which breach is not cured within thirty (30) days after Employee's receipt of written notice from the Company; or (d) a material breach of this Agreement which breach is not cured within thirty (30) days after Employee's receipt of written notice from the Company.  Upon such termination, Employee shall be entitled to receive any Base Salary earned and accrued but unpaid through the date of termination.  The parties shall have no further obligation under this Agreement except that Employee shall not be relieved of Employee's obligations under Paragraph 8.

6. Early Termination: Termination by the Company without Cause.   Early termination by the Company without Cause includes any termination instituted by the Company not covered in Section 5.  In the event that the Term of Employment is terminated by the Company without Cause, Employee shall be entitled to receive: (a) any Base Salary earned and accrued but unpaid through the date of termination; (b) a lump sum cash payment (or six monthly payments based on the Company’s financial status as determined by the CFO or CEO), net of any applicable withholding taxes, in an amount equal to six month’s salary at the highest base salary in effect during the twelve months prior to termination; (c) continuation of the Health Care Allowance for six months from the date of termination; and (d) notwithstanding any provision to the contrary in any plan or agreement relating to RSUs for shares of the Company, immediate vesting of all of Employee's stock incentive for shares of the Company's capital stock ("Accelerated Option Vesting") (collectively, the "Severance Payments.  The parties shall have no further obligation under this Agreement.  Employee acknowledges and agrees that payment of Severance Payments pursuant to this Agreement shall be conditioned upon the Company's receipt of a release, in form satisfactory to the Company, of all claims that Employee may have against the Company, its directors, officers, employees and/or agents, and any affiliated companies and their directors, officers, employees and/or agents and the Employee's satisfaction of the requirements of Paragraph 8 below.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

7. Early Termination: Resignation by the Employee.

(a) For Good Reason.

(i) Notwithstanding anything to the contrary in Paragraph 1 hereof, the Term of Employment may be terminated by Employee upon notice to the Company for "Good Reason."  For purposes of this Agreement, "Good Reason" includes the occurrence of any of the following circumstances, without Employee's express consent: (i) a material adverse change or material diminution in Employee's position, duties, reporting relationships or responsibilities (as reasonably determined by Employee in his good faith discretion); (ii) a change in the required location of the performance of Employee's duties; (iii) a reduction in either Employee's annual rate of Base Salary; (iv) an elimination or reduction of Employee's participation in any benefit plan generally available to employees of the Company, unless the Company continues to offer Employee benefits substantially similar to those made available by such plan; or (v) a breach of this Agreement by the Company which is not cured within sixty (60) days of written notice to the Company. Employee's continued employment will not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason; provided, however, that Employee will be deemed to have waived his rights pursuant to the circumstances constituting Good Reason set forth in clauses (i) through (v) of the preceding sentence if he has not provided to the Company a notice of termination (described below) within ninety (90) days following his knowledge of the circumstances constituting Good Reason.

(ii) Upon such termination for Good Reason, Employee shall be entitled to receive the Severance Payments as described in Paragraph 6 of this Agreement.  The parties shall have no further obligation under this Agreement except that Employee shall not be relieved of Employee's obligations under Paragraph 8.

(iii) Any termination of Employee's employment by Employee must be communicated by written notice of termination to the Company in accordance with Paragraph 20 which notice must set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under this Paragraph 7.

(b) Other than for Good Reason.  In the event that the Term of Employment is terminated by Employee other than as set forth in Paragraph 7(a) above, Employee shall be entitled to receive any Base Salary earned and accrued but unpaid through the date of termination.  The parties shall have no further obligation under this Agreement except that Employee shall not be relieved of Employee's obligations under Paragraph 8.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

8. Confidentiality.

(a) Employee acknowledges that Employee has had or shall have unlimited access to Confidential Information (as defined below) and business methods relating to the Company's Business and operations and that the Company would be injured and the goodwill of the Company would be damaged if Employee were to breach the covenants set forth in this Paragraph 8.  Within this section 8, the term “Company” shall refer not only to Dionisio Farms & Produce, Inc., but also its affiliated companies, including but not limited to Two Rivers Water Company, Employee further acknowledges that the covenants set forth in this Paragraph 8 are reasonable in scope and duration.  "Confidential Information" shall include, without limitation:  (i) specific business strategies relating to the Company's Business, as its Business is being conducted at the time of any alleged breach of this Paragraph 8; (ii) methodologies of pricing used by the Business; (iii) customer lists; and (iv) all other information reasonably deemed by the Company to be confidential and/or proprietary in nature that Employee knows, or should reasonably know, is confidential and/or proprietary.

(b) During the Term of Employment and thereafter, except as may be required by law or necessary in connection with any dealings with any public agency or authority, Employee shall not disclose, disseminate, divulge, discuss, copy or otherwise use or suffer to be used, in competition with, or in a manner harmful to the interests of, the Company, any written Confidential Information respecting any material aspect of the Company's Business, excepting only use of such data or information as is: (i) at the time disclosed, through no act or failure to act on the part of Employee, generally known or available to the public; (ii) furnished to Employee by a third party as a matter of right and without restriction on disclosure; or (iii) required to be disclosed by court order.  Upon termination of the Term of Employment, Employee shall return to the Company or, at the Company's direction, destroy, any and all materials in tangible or electronic form containing Confidential Information belonging to the Company.

(c) The Parties will not engage in disparagement of the other Party (or their Affiliates) and their respective officers, directors, members, or employees at any time during employment or after employment.

9. Change in Control.

(a) If there is a Change in Control (as defined below), Employee shall be entitled to Accelerated Option Vesting.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(b) For purposes of this Agreement, a "Change in Control" will occur: (i) upon the sale or other disposition to a person, entity or group (as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) (each, a "Person") of 50% or more of the consolidated assets of the Company taken as a whole; (ii) if any Person becomes the beneficial owner of, or has the right to acquire (by contract, option, warrant, conversion of convertible securities or otherwise), 50% or more of the outstanding equity securities of the Company entitled to vote for the election of directors; and (iii) upon the merger, consolidation or reorganization with another corporation.  Notwithstanding anything herein to the contrary, a "Change in Control" does not occur upon a public offering of the Company's equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, or upon a transaction, merger, consolidation or reorganization in which the Company exchanges or offers to exchange newly issued or treasury shares in an amount less than 50% of the then outstanding equity securities of the Company entitled to vote for the election of directors, for 51% or more of the outstanding equity securities entitled to vote for the election of at least the majority of the directors of a corporation (the "Acquired Corporation"), or for all or substantially all of the assets of the Acquired Corporation.

(c) If all or any portion of the amount payable to Employee under this Agreement, either alone or together with other amounts that Employee is entitled to receive in connection with a Change in Control constitutes "excess parachute payments," within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or successor provision, that are subject to the excise tax imposed by Section 4999 of the Code (or any similar tax or assessment), the amounts payable to Employee under this Agreement will be increased to the extent necessary to place Employee in the same after-tax position as Employee would have been in had no such excise tax or assessment (including any interest or penalties thereon) been imposed on any such payment paid or payable to Employee under this Agreement or any other payment that Employee may receive as a result of such Change in Control.  The determination of the amount of any such tax or assessment and the resulting amount of incremental payment required by this Paragraph 9(c) will be made by the independent accounting firm employed by the Company immediately prior to the applicable Change in Control, within thirty (30) calendar days after the payment of the amount payable to Employee under this Agreement which triggered an incremental payment under this Paragraph 9(c), and such incremental payment will be made within five (5) business days after the determination has been made.

10. Rights and Remedies Upon Breach.

(a) Employee expressly agrees and understands that the remedy at law for any breach by Employee of Paragraph 8 may be inadequate and that the damages flowing from such breach may not be readily susceptible to being measured in monetary terms. Accordingly, it is acknowledged that upon adequate proof of Employee's violation of Paragraph 8, the Company may be entitled, among other remedies, to injunctive relief and may obtain a temporary restraining order restraining any threatened or further breach. Nothing in this Paragraph 10(a) shall be deemed to limit the Company's remedies at law or in equity for any breach by Employee of any of the provisions of this Agreement which may be pursued or availed of by the Company.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(b) In the event any court of competent jurisdiction determines that the specified time period or geographical area set forth in Paragraph 8 is unreasonable, arbitrary or against public policy, then a lesser time period or geographical area that is determined by the court to be reasonable, non-arbitrary and not against public policy may be enforced.

(c) In the event the Company has asserted in a formal legal action that Employee is violating any legally enforceable provision of Paragraph 8 as to which there is a specific time period during which Employee is prohibited from taking certain actions or engaging in certain activities, then, in such event the violation shall toll the running of the time period from the date of the assertion until the violation ceases.

11. Expenses. Employee is authorized to incur reasonable expenses for carrying out and promoting the business of the Company, including expenses for entertainment, travel and similar items, but only in accordance with the policies of the Company, as from time to time adopted.

12. Withholding Taxes. All payments to Employee or his beneficiary shall be subject to withholding on account of federal, state and local taxes as required by law.  If any payment hereunder is insufficient to provide the amount of such taxes required to be withheld, the Company may withhold such taxes from any other payment due Employee or his beneficiary.  In the event all cash payments due Employee are insufficient to provide the required amount of such withholding taxes, Employee or his beneficiary, within five (5) days after written notice from the Company, shall pay to the Company the amount of such withholding taxes in excess of all cash payments due Employee or his beneficiary.

13. Assignability; Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Employee) and assigns.  No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company, except in connection with a Change in Control where the assignee or transferee agrees, in writing, to assume such rights and obligations of the Company under this Agreement.  No obligations of Employee under this Agreement may be assigned or transferred by Employee.

14. Entire Agreement. Except to the extent otherwise provided herein, this Agreement contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes any prior agreements, whether written or oral, between the parties concerning the subject matter hereof.

15. Amendment or Waiver.  No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by both Employee and an authorized officer of the Company.  No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time.  Any waiver must be in writing and signed by the Employee or an authorized officer of the Company, as the case may be.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

16. Severability.  In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

17. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of Employee's employment with the Company to the extent necessary to the intended preservation of such rights and obligations as described in this Agreement.

18. Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws.

19. Arbitration.  With the sole exception of the injunctive relief contemplated by Paragraph 10(a), any controversy or claim arising out of any aspect of the relationship of the parties hereto, will be settled by binding arbitration in Denver, Colorado by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association.  Judgment upon any arbitration award may be entered in any court having jurisdiction thereof and the parties consent to the jurisdiction of the courts of the State of Colorado for this purpose.

20. Notices.  Any notice given to either party shall be in writing and shall be effective when given, and shall in any event be deemed to be given upon receipt, or if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give such notice of:

If to the Company, to:
2000 S Colorado Blvd.
Tower 1 Ste 3100
Denver CO  80222

If to Employee, to:
Russell Dionsio
38810 Hwy 50 East
Vineland, CO 81006

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

21. Headings.  The headings of the Paragraphs contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

22. Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.  This Agreement may be executed by facsimile signature and the facsimile signature of any party shall constitute and original in all respects.

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this instrument on the date first above written.

[Missing Graphic Reference]
Name: Russ Dionisio

[Missing Graphic Reference]
Dionisio Farms & Produce, Inc.
By:______________________________
Its: ______________________________

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

PROMISSORY NOTE

$600,000.00                                                                                                               November 2, 2012

FOR VALUE RECEIVED, TR Bessemer, LLC, a Colorado limited liability company having an address at 2000 S. Colorado Blvd. Tower One, Suite 3100, Denver, CO 80222 (“TRF” or the “Maker"), promises to pay to R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company(“Dionisio”), the principal sum of six hundred thousand dollars ($600,000.00), with interest thereon, and on the amount thereof from time to time outstanding, to be computed as hereinafter provided, until the said principal sum shall be fully paid and to be due and payable as hereinafter provided.  The said principal sum, or the amount thereof outstanding, with accrued and unpaid interest thereon, shall be due and payable on the Maturity Date (as hereinafter defined).  This Promissory Note (“Note”) has been prepared in conjunction with, and subject to, a governing Master Agreement and its amendments.

1.           Definitions.  The following terms, as used in this Note, shall have the following meanings, which meanings shall be applicable equally to the singular and the plural of the terms defined:

"Base Rate" shall mean a stated fixed rate of six point zero (6.00%) percent per annum.  The Note shall have a five year term with interest only payable quarterly;

"Business Day" shall mean a day of the year on which banks are open for business and are not required or authorized to close in the United States.

"Event of Default” shall mean the occurrence of any one or more of the following events or circumstances; (i) the failure of the Maker to make any payment required to be made under this Note within thirty (30) days after its due date; (ii) the failure of the Maker to strictly comply with any other provision of this Note.

"Maturity Date" shall mean the earlier of (i) the Stated Maturity Date or (ii) the date upon which Dionisio elects to accelerate the indebtedness evidenced by this Note by reason of the occurrence of an Event of Default.

“Note” shall mean this Note and any amendments, modifications, renewals, extensions and replacements of or substitutions for this Note.

“Notice” shall mean all notices, requests, demands and other communications hereunder, which shall be in writing, and shall be deemed to have been duly given if delivered or mailed by overnight mail, registered, or certified mail to the Maker at 2000 S. Colorado Blvd. Tower One, Suite 3100, Denver, CO 80222, or to such other address as the parties may designate in writing.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

"Stated Maturity Date" shall mean November 1, 2017.

2.           Applicable Interest Rate.

A.           The outstanding principal balance hereof shall bear interest at the Base Rate.

B.           Interest is payable quarterly.

3.           Payments; Collateral; Acceleration.

A.           The quarterly, interest only, installments in the amount of $9,000 (nine thousand dollars) shall be due and payable on the first day of each February, May, August, and November, every year through the Maturity Date.  The quarterly interest payments shall commence February 1, 2013.

B.           Maker shall pay $600,000 (six hundred thousand dollars) to Dionisio, along with any applicable interest, on November 1, 2017.

C.           As security for the repayment of this Note, the Maker will provide certain farm equipment (“Equipment”) as collateral.  The  Equipment is further defined in that Bill of Sale executed between the Parties and dated November 2, 2012.  The Bill of Sale is hereby incorporated into this Note and attached as Exhibit A.

D.           Upon any Termination of Employment of Russell Dionisio, as provided in his Employment Contract, the Promissory Note will accelerate and become due and payable in full.

4.           Prepayment.   The Maker shall have the right to prepay the unpaid principal balance of this Note in part.  The Maker shall have the right to prepay the entire unpaid principal balance of this Note, at any time upon thirty (30) days' prior written notice to Dionisio, provided that the Maker pays to Dionisio all accrued and unpaid interest and other sums due and payable hereunder through the date of such prepayment.

5.           Applicable Law.  This Note has been negotiated, executed, made and delivered in Colorado, where payments shall be made.  The Maker agrees that this Note shall be governed by, and construed and enforced in accordance with, the laws of Colorado without reference to conflicts of laws provisions.

8.           Modifications.  This Note may not be changed or terminated orally but only in writing signed by the parties hereto.

9.           Waiver.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

A.           The Maker hereby does not waive presentment for payment, demand, protest, notice of non-payment or dishonor and of protest, and agrees to remain bound until the principal sum of this Note or the amount thereof outstanding and interest and all other sums payable hereunder are indefeasibly paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to, Dionisio.

B.           It is further expressly agreed that any waiver by Dionisio, other than a waiver in writing signed by Dionisio, of any term or provision hereof, shall not be controlling, nor shall it prevent or estop Dionisio from thereafter enforcing such term, provision, right, remedy or power, and the failure or refusal of Dionisio to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect.  Dionisio's rights, remedies and powers under this Note are and shall be cumulative and are in addition to all other rights, remedies and powers of Dionisio in law or in equity.

10.           Successors.  Maker and Dionisio may only sell, assign, convey, or otherwise transfer this Note upon written consent of the other party.

11.           Miscellaneous.

A.           THE MAKER AND DIONISIO EACH HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

B.           In the event that any provision of this Note or the application thereof to the Maker or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Note.

C.           Time is of the essence as to all dates set forth in this Note; provided, however, whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest payable hereunder.

D.           The Maker hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note on the part of the Maker to be observed and/or performed hereunder and thereunder.

E.           No act of commission or omission of any kind or at any time upon the part of the Dionisio in respect of any matter whatsoever shall in any way impair the rights of the Dionisio to enforce any right, power or benefit under this Note.

F.           The captions proceeding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed to in any way affect or limit the meaning or construction of any of the provisions hereof.

12.           Jurisdiction.   The Maker and Dionisio hereby agree to personal jurisdiction in Colorado in any action or proceeding arising out of the Note.

13.           Merger.   The terms of the Note supercede all oral agreements and prior writings with respect to the subject matter of the Note.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

14.           Remedies.  Upon an Event of Default, Dionisio has the right to refuse to make any further advances or loans to Maker; to accelerate the indebtedness to become immediately due and payable and to sue on the Note; and to exercise any other rights and remedies that Dionisio has under applicable law.  Nothing in this clause or in this Note shall be construed as a limitation on remedies available to Dionisio upon an Event of Default.

IN WITNESS WHEREOF, this Note has been duly executed by the Maker as of the day and year first above written.

TR BESSEMER, LLC

By:_____________________________________

Title: _________________________________

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

EXHIBIT A
BILL OF SALE

BILL OF SALE

November 2, 2012

For good and sufficient consideration, receipt of which is hereby acknowledged, R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and TR Bessemer, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TR Bessemer”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.   This Bill of Sale is made pursuant  to that certain Master Agreement between the parties (the “Agreement”), dated the 12th day of April, 2012.

Seller has does SELL, ASSIGN, TRANSFER, and DELIVER to TR Bessemer, LLC, a Colorado limited liability company, its successors and assigns ("Buyer"), effective as of November 2, 21012, all Seller's right, title, and interest in and to each and all of the following assets:
2010 John Deere 7930 MFD
2011 John Deere 7330 RMFD
2011 John Deere 8360 RMFD
1 John Deere Air Corn 6Row
1 John Deere 955 6 Bottom Switchplow
1 Landoll 18 FT Mulcher
1 Landoll 23 FT Disc
1 Artsway 24 FT Land Plane

1979 ALLIS CHALMER7045
1991 CASE INTERNATIONAL5120 MFD
1995 JOHN DEERE7800
2002 JOHN DEERE7410
2009 JOHN DEERE6700 HI CYCLE SPRAYER
1 PLANTER JR VEG 8ROW
3 MILTON VEG 6ROW
1 MONESOM VEG 6ROW
1HINIKER 6ROW CULTIVATOR
1 BUSH HOG 6 ROW CULTIVATOR
1 ELMER 6 ROW CULTIVATOR
1 ALLIS CHALMER 6 ROW CULTIVATOR
1 INTERNATIONAL 21 FTT AND EM DISC
1 ALLIS CHALMER 21 FT VIBER SHANK
1 BRILLION FORAGE CHOPPER
1 BRILION 18 FT MULCHERS

(continued on next page)

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

1 INTERNATIONAL FORAGE CHOPPER
1 ALLIS CHALMER V-DITCHER 3 PT
1 BIG RHINO 6FT DITCH BLADE
1 IH 15 FT VEG TRAILERS
1 VEG-ALL 21 FT CONVEYOR
1 JOHN DEERE 7 SHANK V RIPPER
1 JOHN DEERE 12 ROW BEDDING BAR
1 IH 8 ROW BEDDING BAR

Seller hereby authorizes Buyer to take any appropriate action in connection with any of these rights, claims, causes of action, and property, in the name of Seller or in its own or any other name.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

And Seller, subject to the terms of the Agreement, does hereby warrant, covenant and agree that it:
(a)           has good and marketable title to the assets, hereby sold, assigned, transferred, conveyed, and delivered;

(b)           will warrant and defend the sale of these assets, against all and every person or persons whomsoever claiming to or making claim against any or all of them; and

(c)           will take all steps necessary to put Buyer, its successors or assigns, in actual possession and operating control of the assets.

Any individual, partnership, corporation, or other entity may rely without further inquiry upon the powers and rights herein granted to the Buyer.

AGREED:
SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:

Russell L. Dionisio

____________________________________
Print:

BUYER:

TR Bessemer, LLC, a Colorado limited liability company

___________________________________
By:  Wayne Harding
Its:  Manager

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding, CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

LEASE AGREEMENT
November 2, 2012

THIS LEASE AGREEMENT (hereinafter the "Lease Agreement") is executed by and between R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Lessor” and TR Bessemer, LLC, a Colorado limited liability company (hereinafter “Lessee” or “TRF”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”),  Lessor and Lessee may be individually referred to hereinafter as a "Party" and collectively as the "Parties."

In consideration of the promises and covenants herein, and which consideration is acknowledged to be sufficient, the Parties agree as follows:

1.	Lease. Lessor agrees to lease to TR Bessemer
a.	Housing. A residential structure, designed to meet federal regulations for H-2A housing located on or near is 1207 39th Lane Pueblo, CO 81006 (“Leased Premises”).
b.	Equipment. The following equipment:

1- 2510 John Deere tractor
1- 3020 John Deere tractor
2 - 4020 John Deere tractors
1-  180 Allis Chalmer
2 - Mitsubishi 5000 lb fork lifts
1- Nissan. 5000 lb fork lift
3 - grain trucks
1 - 10" grain auger
2 - 12000 bu grain bins

This equipment shall be collectively referred to as “Leased Equipment”

The Leased Premises and the Leased Equipment will be collectively referred to “Leased Assets”

2.	Rent. Dionisio shall lease the Leased Assets for $20,000 per year, payable annually on November 1. The agreement is on November 1, 2013.

3.	Term. The lease term is five (5) years starting on November 2, 2012.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

4.	Representations and Warranties Relating to Leased Premises.
a.
Dionisio represents that it owns, or has authority to lease the Leased Premises to TR Bessemer as described herein.   Dionisio represents that it does not need any third party approvals or consents to execute this Lease Agreement.

b.
Dionisio represents: (1) that the Leased Premises is a residential structure built and designed to be compliant with Federal H-2A housing rules and regulations;  (2) The use of the Leased Premises as a residential structure designed to be compliant with Federal H-2A housing rules and regulations does not violate and laws, rules, regulations, or ordinances of the city, county, and state in which the Leased Premises are located.

c.           Dionisio represents that it is not aware of any environmental hazards or violations on or affecting the Leased Premises.

d.               This Lease Agreement includes all rights of access, including easements, which are appurtenant to the Leased Premises.

e.           This Lease Agreement shall not be construed to be or to give rise to a partnership relationship or joint venture.  Neither Party shall be responsible for each other’s debts, liabilities or obligations, or for any injuries, accidents or damages caused by the other to third parties.

f.               This Lease Agreement shall supersede any other existing leases relating to the Leased Property.

g.               For any lease year, TR Bessemer shall be responsible for repair or maintenance the Leased Premises.

h.               TR Bessemer may (but is not required to), during the term of the lease, construct or install improvements to the Leased Premises.  Any such improvements shall remain the property of TR Bessemer and TR Bessemer may remove the same at the end of the lease term without further obligation to TR Bessemer.

i.               TR Bessemer  shall  be  responsible for  and  shall  keep  current  all  property taxes,  ad valorem and other taxes on the Leased Premises and shall comply with all governmental regulations and requirements that are applicable to the Leased Premises. TR Bessemer shall maintain appropriate insurance coverage on the Leased Premises.

5.	Representations and Warranties related to Leased Equipment.

a.
Repairs and Maintenance. Dionisio is required to supply the Leased Equipment in good operating condition.  TR Bessemer agrees that it will pay all cost of repairs during the rental period, including labor, material, parts and other items, except for normal wear and tear.

b.
Insurance.  TR Bessemer, at its own expense, shall carry and maintain in force at all times during the term of this Lease Agreement insurance of the type and minimum coverage limits as follows: (1) Commercial General Liability - $1,000,000 per occurrence; (2) Property/Casualty insurance – with coverage limits sufficient to cover the full replacement cost of the Equipment.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

6.
Assignment and Sublease.  TR Bessemer shall have the right without Dionisio's consent, to assign this Lease Agreement to an entity under common control with TR Bessemer, or to a purchaser of substantially all of TR Bessemer’s stock or assets.

7.	Default.

(a)
If default shall at any time be made by TR Bessemer in the payment of rent when due to Dionisio as herein provided, and if said default shall continue for forty-five (45) days after written notice thereof shall have been given to TR Bessemer by Dionisio, or if default shall be made in any of the other covenants or conditions to be kept, observed and performed by TR Bessemer, and such default shall continue for sixty (60) days after notice thereof in writing to TR Bessemer by Dionisio without correction thereof then having been commenced and thereafter diligently prosecuted, Dionisio may declare the term of this Lease ended and terminated by giving TR Bessemer written notice of such intention, and if possession of the Leased Premises is not surrendered, Dionisio may reenter said premises.  Dionisio shall use reasonable efforts to mitigate its damages.

(b)
If there is a default with respect to any of Dionisio's covenants, warranties or representations under this Lease, and if the default continues more than fifteen (15) days after notice in writing from TR Bessemer to Dionisio specifying the default, TR Bessemer may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next accruing installment or installments of rent payable hereunder until TR Bessemer shall have been fully reimbursed for such expenditures.  If this Lease terminates prior to TR Bessemer's receiving full reimbursement, Dionisio shall pay the unreimbursed balance to TR Bessemer on demand.

8. Quiet Possession. Dionisio covenants and warrants that upon performance by TR Bessemer of its obligations hereunder, Dionisio will keep and maintain TR Bessemer in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Assets during the term of this Lease Agreement.

9.  Brokers. Both Parties represents that this Lease was not initiated by any real estate broker or agent and that neither party has otherwise engaged in any activity which could form the basis for a claim for real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

10. Waiver. No waiver of any default of TR Bessemer or Dionisio hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by TR Bessemer or Dionisio shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

11. Headings. The headings used in this Lease Agreement are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease Agreement.

12. Successors. The provisions of this Lease Agreement shall extend to and be binding upon TR Bessemer and Dionisio and their respective legal representatives, successors and assigns.

13. Consent. Dionisio shall not unreasonably withhold or delay its consent with respect to any matter for which Dionisio's consent is required or desirable under this Lease Agreement.

14. Compliance with Law. TR Bessemer shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to TR Bessemer's use of the Leased Premises.   Dionisio shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Leased Premises.

15. Final Agreement. This Lease Agreement represents the entire agreement between the Parties relating to the subject matter of this Lease Agreement and supersedes any and all oral agreements or representation.  This Lease Agreement may be modified only by a further writing that is duly executed by both parties.

16. Signs.  TR Bessemer shall have the right to place on the Leased Premises, at locations selected by TR Bessemer, any signs which are permitted by applicable zoning ordinances and private restrictions.

17. Governing Law. This Agreement shall be governed, construed and interpreted by, through and under the Laws of the State of Colorado.

18. Notice. Any notice required or permitted under this Lease Agreement shall be deemed sufficiently given or served if sent by United States certified mail, return receipt requested, addressed as follows:

If to TR Bessemer at:

Attn: Wayne Harding
2000 S. Colorado Blvd.
Tower One Suite 3100
Denver, CO 80222
WHarding@2RiversWater.com

If to Lessor to:

Attn:  Russell Dionisio
38810 Hwy 50 East
Vineland, CO 81006
Lessor and Lessee shall each have the right from time to time to change the place notice is to be given under this paragraph by written notice thereof to the other party.

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:

Russell L. Dionisio

____________________________________

BUYER:

TR Bessemer, LLC, a Colorado limited liability company

___________________________________
By:  Wayne Harding
Its:  Manager

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding,  CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

ASSIGNMENT OF PRODUCE CONTRACTS

November 2, 2012

This ASSIGNMENT OF PRODUCE CONTRACTS (“Assignment”) is made and executed by and among R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company (“R&S”), Dionisio Produce & Farms, LLC, a Colorado limited liability company (“DPF”) and Russell L. Dionisio (“Dionisio”) on the one hand and hereinafter referred to collectively as “Seller” and TR Bessemer, LLC, a Colorado limited liability company (hereinafter “Buyer” or “TR Bessemer”), a wholly-owned entity of Two Rivers Water Company, a Colorado corporation (“TRWC”), on the other hand.   This Assignment is made pursuant  to that certain Master Agreement between the parties (the “Agreement”), dated the 12th day of April, 2012.

Seller hereby assigns all Seller's right, title, and interest in and to each and all of the following assets:

(i)
All of Seller's rights and privileges under its contracts to sell crops ("Produce Contracts”). These Produce Contracts may be written or oral, but they represent every agreement to sell crops grown and harvested on the farmland owned and controlled by TR Bessemer or its affiliated entity, Dionisio Farms & Produce, Inc.  The Produce Contracts will include, but are not limited to existing, past, or future contracts with Cargill, Taylor Farms, Wal-Mart, Kroger, or Rizes Produce.

(ii)
All of Seller's customer lists, uncollected invoices, credit files, books of account, contracts, sales representation agreements and sales agency agreements (if any), files, papers, books, records, designs, drawings, specifications and engineering data, and all other public or confidential business records, all to the extent reasonably required for the orderly continuation of the business operations, and continued operation of the Produce Contracts, of Seller by Buyer.

And Seller does hereby warrant, covenant and agree that it:

(a)	has valid and effective Produce Contracts that can be sold, assigned, transferred, conveyed, and delivered to Buyer; and

(b)	has the authority to sell, assign, transfer or convey the Produce Contracts;

(c)	will warrant and defend the sale of these Produce Contracts against all and every person or persons whomsoever claiming to or making claim against any or all of them; and

(d)
will cooperate in good faith with TR Bessemer’s, or its assigns, assumption and purchase of the Produce contracts and will take all steps necessary to put Buyer, its successors or assigns, in actual possession and operating control of the Produce Contracts; and

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8

(e)
will execute and deliver such other and further documents and agreements as may be requested by TR Bessemer, or its assigns, to more fully implement and document the intent of the Parties as set forth in this Assignment and in the Master Agreement.

SELLER:

R & S Dionisio Real Estate and Equipment, LLC, a Colorado limited liability company

_____________________________________
By:
Title:

Dionisio Produce & Farms, LLC a Colorado limited liability company

_____________________________________
By:
Title:

Russell L. Dionisio

____________________________________
Print:

BUYER:

TR Bessemer, LLC, a Colorado limited liability company

___________________________________
By:  Wayne Harding
Its:  Manager

TRWC, INC., a Colorado corporation d/b/a
Two Rivers Water Company

__________________________________
By:  Wayne Harding, CFO

Two Rivers Water & Farming Company - DFP S-1 Filing - February 2013 - Exhibit 10.8